UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2018

MFS® Global Equity Fund

LGE-ANN

MFS® Global Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction, and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis, though returns have been modest year to date on an absolute basis. Global economic growth has become less synchronized over the past few months, with Europe, China, and some emerging markets having shown signs of slowing growth while U.S. growth has remained above average.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. The split result of the U.S. midterm congressional elections suggests meaningful further U.S. fiscal stimulus is less likely than if the Republicans had maintained control of both houses of Congress. Globally, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — NAFTA has been replaced with a new agreement between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 14, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Thermo Fisher Scientific, Inc.	3.1%
Visa, Inc., “A”	3.0%
Comcast Corp., “A”	3.0%
Medtronic PLC	2.9%
Nestle S.A.	2.7%
Accenture PLC, “A”	2.6%
Honeywell International, Inc.	2.5%
Reckitt Benckiser Group PLC	2.3%
LVMH Moet Hennessy Louis Vuitton SE	2.2%
Bayer AG	2.2%

Equity sectors
Health Care	19.3%
Consumer Staples	17.6%
Financial Services	13.2%
Industrial Goods & Services	8.8%
Leisure	7.8%
Basic Materials	7.2%
Transportation	6.7%
Technology	6.4%
Special Products & Services	6.3%
Retailing	4.6%
Energy	0.9%
Autos & Housing	0.9%

Issuer country weightings (x)
United States	54.1%
France	9.8%
United Kingdom	9.7%
Switzerland	7.6%
Germany	4.8%
Japan	2.3%
Netherlands	2.3%
Canada	2.0%
Sweden	1.9%
Other Countries	5.5%

Currency exposure weightings (y)
United States Dollar	57.9%
Euro	20.0%
British Pound Sterling	7.7%
Swiss Franc	7.6%
Japanese Yen	2.3%
Swedish Krona	1.9%
South Korean Won	0.8%
Danish Krone	0.7%
Brazilian Real	0.4%
Other Currencies	0.7%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of October 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2018, Class A shares of the MFS Global Equity Fund (“fund”) provided a total return of –1.99%, at net asset value. This compares with a return of 1.16% for the fund’s benchmark, the MSCI World Index (net div).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period, but remained low by historical standards, while yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight, particularly in US high yield corporates. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

Detractors from Performance

Stock selection and an underweight position in the technology sector were primary factors that detracted from performance relative to the MSCI World Index. Within this sector, not owning shares of both global personal electronics giant Apple and software giant Microsoft held back relative results. Shares of Apple rose as the company reported better-than-expected earnings results, driven by an average sales price increase on iPhones, which resulted in stronger revenues, services acceleration and

4

Management Review – continued

growth in wearables. Company management also increased their guidance for the year, which further supported the stock price.

The fund’s overweight allocation to the consumer staples sector, combined with weak stock selection, also hindered relative returns. Within this sector, overweight positions in both personal care products developer Essity (Sweden) and beauty products manufacturer Coty hampered relative results.

Security selection and, to a lesser extent, an underweight position in the retailing sector held back relative performance. Not holding a position in e-commerce and cloud services giant Amazon.com held back relative returns.

Security selection in the health care sector further weighed on relative returns. Here, an overweight position in healthcare and agricultural products producer Bayer (Germany) weakened relative performance.

Elsewhere, overweight positions in communications company WPP Group (United Kingdom), banking services provider State Street Corp., human resources services provider Adecco (Switzerland) and electrical distribution equipment manufacturer Schneider Electric (France) hurt relative returns. Shares of WPP Group traded lower as the company reported disappointing earnings, driven by weaker-than-expected net sales growth and margin results. In addition, management’s unfavorable outlook for 2018, communicated earlier in the period, further weighed on the stock price.

Contributors to Performance

An underweight allocation to the financial services sector, combined with favorable stock selection, contributed to relative results. Within this sector, the fund’s overweight position in payments technology firm Visa benefited relative performance. Shares of Visa appreciated as the company reported strong financial results that exceeded expectations. The upside, relative to forecast, was primarily driven by strong processing and transaction fees and a lower-than-expected tax rate.

Security selection in both the industrial goods & services and basic materials sectors helped relative performance. Within the industrial goods & services sector, not owning shares of multi-national conglomerate General Electric aided relative returns. Within the basic materials sector, an overweight position in industrial gas supplier Linde (Germany) contributed to relative results.

An underweight position in the autos & housing sector also strengthened relative returns. There were no individual securities within this sector that were among the fund’s top relative contributors during the reporting period.

Stocks in other sectors that supported relative performance included overweight positions in laboratory equipment and consumables manufacturer Thermo Fisher Scientific, medical device maker Medtronic, medical device company Abbott Laboratories, media conglomerate Walt Disney Company, management consulting firm Accenture and telecommunications company Sky (h) (United Kingdom). Shares of Thermo Fisher Scientific rose as revenues and earnings per share were stronger than expected, driven by solid results in the company’s biopharma and academic markets.

5

Management Review – continued

Acquisitions, favorable forward-looking guidance and foreign currency exchange also supported the stock price. Additionally, not holding shares of social networking service provider Facebook further helped relative results.

Respectfully,

Portfolio Manager(s)

Roger Morley and Ryan McAllister

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective April 15, 2018, David Manneheim is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	(1.99)%	6.08%	10.70%	N/A
B	12/29/86	(2.73)%	5.28%	9.88%	N/A
C	1/03/94	(2.72)%	5.28%	9.88%	N/A
I	1/02/97	(1.74)%	6.34%	10.98%	N/A
R1	4/01/05	(2.73)%	5.28%	9.89%	N/A
R2	10/31/03	(2.24)%	5.81%	10.43%	N/A
R3	4/01/05	(2.00)%	6.08%	10.71%	N/A
R4	4/01/05	(1.75)%	6.34%	10.98%	N/A
R6	6/01/12	(1.66)%	6.44%	N/A	11.24%
Comparative benchmark(s)
MSCI World Index (net div) (f)		1.16%	6.81%	10.02%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(7.63)%	4.83%	10.05%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.54)%	4.96%	9.88%	N/A
C With CDSC (1% for 12 months) (v)		(3.67)%	5.28%	9.88%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2018 through October 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period (p) 5/01/18-10/31/18
A	Actual	1.16%	$1,000.00	$964.62	$5.74
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
B	Actual	1.91%	$1,000.00	$961.14	$9.44
	Hypothetical (h)	1.91%	$1,000.00	$1,015.58	$9.70
C	Actual	1.91%	$1,000.00	$961.22	$9.44
	Hypothetical (h)	1.91%	$1,000.00	$1,015.58	$9.70
I	Actual	0.91%	$1,000.00	$965.96	$4.51
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
R1	Actual	1.91%	$1,000.00	$961.04	$9.44
	Hypothetical (h)	1.91%	$1,000.00	$1,015.58	$9.70
R2	Actual	1.41%	$1,000.00	$963.58	$6.98
	Hypothetical (h)	1.41%	$1,000.00	$1,018.10	$7.17
R3	Actual	1.16%	$1,000.00	$964.61	$5.74
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
R4	Actual	0.91%	$1,000.00	$966.12	$4.51
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
R6	Actual	0.81%	$1,000.00	$966.43	$4.01
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.7%
Issuer	Shares/Par	Value ($)
Aerospace - 4.3%
Honeywell International, Inc.	487,820	$70,646,093
MTU Aero Engines AG	104,397	22,206,459
United Technologies Corp.	250,014	31,054,239

		$123,906,791
Airlines - 1.2%
Aena S.A.	209,865	$33,551,860

Alcoholic Beverages - 5.9%
AmBev S.A.	2,346,978	$10,304,883
Carlsberg Group	175,168	19,322,757
Diageo PLC	1,742,016	60,308,675
Heineken N.V.	285,797	25,767,153
Pernod Ricard S.A.	349,878	53,419,797

		$169,123,265
Apparel Manufacturers - 3.6%
Burberry Group PLC	672,007	$15,555,754
Compagnie Financiere Richemont S.A.	334,729	24,494,392
LVMH Moet Hennessy Louis Vuitton SE	207,553	63,190,820

		$103,240,966
Automotive - 0.9%
Aptiv PLC	193,400	$14,853,120
Harley-Davidson, Inc.	259,666	9,924,435

		$24,777,555
Broadcasting - 3.8%
Omnicom Group, Inc.	215,433	$16,010,981
Walt Disney Co.	531,297	61,008,834
WPP Group PLC	2,734,449	31,058,104

		$108,077,919
Brokerage & Asset Managers - 0.8%
Deutsche Boerse AG	97,520	$12,354,506
Franklin Resources, Inc.	376,878	11,494,779

		$23,849,285
Business Services - 6.4%
Accenture PLC, “A”	467,057	$73,617,524
Adecco S.A.	276,937	13,567,067

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Brenntag AG	274,258	$14,342,171
Cognizant Technology Solutions Corp., “A”	456,794	31,532,490
Compass Group PLC	1,464,876	28,835,029
PayPal Holdings, Inc. (a)	214,612	18,068,184
Resideo Technologies, Inc. (a)	81,303	1,711,436

		$181,673,901
Cable TV - 3.0%
Comcast Corp., “A”	2,273,167	$86,698,589

Chemicals - 2.8%
3M Co.	242,778	$46,190,942
PPG Industries, Inc.	308,002	32,367,930

		$78,558,872
Computer Software - 3.0%
Check Point Software Technologies Ltd. (a)	348,984	$38,737,224
Oracle Corp.	931,624	45,500,516

		$84,237,740
Computer Software - Systems - 0.5%
Olympus Corp.	442,000	$14,706,693

Consumer Products - 6.2%
Colgate-Palmolive Co.	519,301	$30,924,375
Coty, Inc., “A”	2,543,998	26,839,179
Essity AB	2,393,756	54,644,020
Reckitt Benckiser Group PLC	809,651	65,539,957

		$177,947,531
Electrical Equipment - 3.4%
Amphenol Corp., “A”	185,072	$16,563,944
Legrand S.A.	343,913	22,491,638
Schneider Electric S.A.	786,755	56,995,908

		$96,051,490
Electronics - 1.8%
Hoya Corp.	322,100	$18,242,058
Microchip Technology, Inc.	152,807	10,051,644
Samsung Electronics Co. Ltd.	616,445	23,054,811

		$51,348,513
Food & Beverages - 5.4%
Danone S.A.	693,430	$49,151,174
Kellogg Co.	436,615	28,589,550

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Nestle S.A.	913,847	$77,234,431

		$154,975,155
Gaming & Lodging - 0.3%
Sands China Ltd.	1,170,800	$4,643,414
Wynn Resorts Ltd.	47,266	4,754,959

		$9,398,373
Insurance - 1.1%
Aon PLC	205,173	$32,043,919

Internet - 0.7%
eBay, Inc. (a)	728,370	$21,144,581

Machinery & Tools - 1.2%
Kubota Corp.	2,101,500	$33,034,138

Major Banks - 5.3%
Bank of New York Mellon Corp.	943,697	$44,665,179
Goldman Sachs Group, Inc.	123,610	27,857,986
State Street Corp.	668,551	45,962,881
UBS Group AG	2,336,034	32,681,050

		$151,167,096
Medical Equipment - 13.7%
Abbott Laboratories	636,550	$43,883,757
Cooper Cos., Inc.	134,707	34,796,165
Medtronic PLC	922,875	82,892,632
Sonova Holding AG	55,513	9,069,815
Stryker Corp.	319,598	51,845,188
Thermo Fisher Scientific, Inc.	384,515	89,841,930
Waters Corp. (a)	131,480	24,940,441
Zimmer Biomet Holdings, Inc.	478,304	54,330,551

		$391,600,479
Natural Gas - Distribution - 0.5%
Linde PLC	81,108	$13,420,941

Network & Telecom - 0.9%
Cisco Systems, Inc.	559,765	$25,609,249

Oil Services - 0.9%
National Oilwell Varco, Inc.	221,110	$8,136,848
NOW, Inc. (a)	129,129	1,658,016

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - continued
Schlumberger Ltd.	330,729	$16,969,705

		$26,764,569
Other Banks & Diversified Financials - 5.9%
American Express Co.	410,175	$42,137,278
Erste Group Bank AG	302,307	12,326,688
Grupo Financiero Banorte S.A. de C.V.	1,524,399	8,386,980
Julius Baer Group Ltd.	289,645	13,240,586
Kasikornbank PLC	1,046,080	6,295,413
Visa, Inc., “A”	629,329	86,753,003

		$169,139,948
Pharmaceuticals - 5.1%
Bayer AG	808,985	$62,106,598
Johnson & Johnson	89,261	12,495,648
Merck KGaA	233,922	25,069,734
Roche Holding AG	194,044	47,222,543

		$146,894,523
Railroad & Shipping - 3.8%
Canadian National Railway Co.	682,174	$58,312,234
Kansas City Southern Co.	486,789	49,633,006

		$107,945,240
Restaurants - 0.6%
Whitbread PLC	318,307	$17,901,840

Specialty Chemicals - 4.0%
Akzo Nobel N.V.	473,658	$39,850,381
L’Air Liquide S.A.	241,444	29,261,454
Linde PLC (a)	274,467	45,030,167

		$114,142,002
Specialty Stores - 1.0%
AutoZone, Inc. (a)	17,783	$13,043,297
Hermes International	10,479	5,993,865
Sally Beauty Holdings, Inc.	562,268	10,013,993

		$29,051,155
Trucking - 1.7%
United Parcel Service, Inc., “B”	458,191	$48,815,669
Total Common Stocks (Identified Cost, $2,020,786,206)		$2,850,799,847

15

Portfolio of Investments – continued

Investment Companies (h) - 0.1%
Issuer	Shares/Par	Value ($)
Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $4,015,259)	4,015,661	$4,015,260

Other Assets, Less Liabilities - 0.2%		4,780,200
Net Assets - 100.0%		$2,859,595,307

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $4,015,260 and $2,850,799,847, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,020,786,206)	$2,850,799,847
Investments in affiliated issuers, at value (identified cost, $4,015,259)	4,015,260
Cash	1,492
Receivables for
Fund shares sold	4,766,508
Dividends	6,599,454
Total assets	$2,866,182,561
Liabilities
Payables for
Fund shares reacquired	$4,854,851
Payable to affiliates
Investment adviser	119,988
Shareholder servicing costs	1,242,961
Distribution and service fees	20,948
Payable for independent Trustees’ compensation	4,713
Deferred country tax expense payable	126,758
Accrued expenses and other liabilities	217,035
Total liabilities	$6,587,254
Net assets	$2,859,595,307
Net assets consist of
Paid-in capital	$1,902,340,636
Total distributable earnings (loss)	957,254,671
Net assets	$2,859,595,307
Shares of beneficial interest outstanding	68,451,315

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$671,000,465	16,190,224	$41.44
Class B	24,726,059	649,106	38.09
Class C	149,668,907	4,107,222	36.44
Class I	935,292,205	21,970,534	42.57
Class R1	2,538,053	68,136	37.25
Class R2	40,943,553	1,018,261	40.21
Class R3	90,003,293	2,186,500	41.16
Class R4	136,066,172	3,268,603	41.63
Class R6	809,356,600	18,992,729	42.61

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $43.97 [100 /94.25 x $41.44]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$68,946,888
Dividends from affiliated issuers	394,321
Income on securities loaned	340,959
Other	510
Foreign taxes withheld	(4,013,718)
Total investment income	$65,668,960
Expenses
Management fee	$24,368,045
Distribution and service fees	4,346,526
Shareholder servicing costs	2,547,511
Administrative services fee	476,237
Independent Trustees’ compensation	36,714
Custodian fee	346,446
Shareholder communications	170,628
Audit and tax fees	53,377
Legal fees	27,277
Miscellaneous	292,989
Total expenses	$32,665,750
Fees paid indirectly	(5,521)
Reduction of expenses by investment adviser and distributor	(335,505)
Net expenses	$32,324,724
Net investment income (loss)	$33,344,236
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $38,459 country tax)	$127,774,878
Affiliated issuers	(188)
Foreign currency	(26,440)
Net realized gain (loss)	$127,748,250
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $141,885 decrease in deferred country tax)	$(199,125,528)
Affiliated issuers	(1,598)
Translation of assets and liabilities in foreign currencies	(156,850)
Net unrealized gain (loss)	$(199,283,976)
Net realized and unrealized gain (loss)	$(71,535,726)
Change in net assets from operations	$(38,191,490)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/18	10/31/17
Change in net assets
From operations
Net investment income (loss)	$33,344,236	$24,508,697
Net realized gain (loss)	127,748,250	70,298,740
Net unrealized gain (loss)	(199,283,976)	491,348,211
Change in net assets from operations	$(38,191,490)	$586,155,648
Total distributions declared to shareholders (a)	$(93,073,314)	$(38,224,636)
Change in net assets from fund share transactions	$(333,694,745)	$383,351,814
Total change in net assets	$(464,959,549)	$931,282,826
Net assets
At beginning of period	3,324,554,856	2,393,272,030
At end of period (b)	$2,859,595,307	$3,324,554,856

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended October 31, 2017, distributions from net investment income and from net realized gain were $18,050,023 and $20,174,613, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended October 31, 2017, end of period net assets included undistributed net investment income of $23,957,547.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$43.43	$36.00		$36.22	$35.45	$33.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.27	(c)	$0.26	$0.30	$0.26
Net realized and unrealized gain (loss)	(1.23)	7.66		0.16	1.07	1.90
Total from investment operations	$(0.83)	$7.93		$0.42	$1.37	$2.16
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.21)		$(0.26)	$(0.26)	$(0.13)
From net realized gain	(0.87)	(0.29)		(0.38)	(0.34)	(0.32)
Total distributions declared to shareholders	$(1.16)	$(0.50)		$(0.64)	$(0.60)	$(0.45)
Net asset value, end of period (x)	$41.44	$43.43		$36.00	$36.22	$35.45
Total return (%) (r)(s)(t)(x)	(1.99)	22.28	(c)	1.26	3.94	6.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.17	(c)	1.22	1.23	1.23
Expenses after expense reductions (f)	1.15	1.16	(c)	1.21	1.22	1.22
Net investment income (loss)	0.91	0.68	(c)	0.74	0.84	0.75
Portfolio turnover	12	10		8	8	11
Net assets at end of period (000 omitted)	$671,000	$703,516		$655,756	$677,704	$592,610

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$40.03	$33.26		$33.51	$32.84	$31.40
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$(0.02	)(c)	$(0.01)	$0.03	$(0.00	)(w)
Net realized and unrealized gain (loss)	(1.12)	7.08		0.16	1.00	1.76
Total from investment operations	$(1.06)	$7.06		$0.15	$1.03	$1.76
Less distributions declared to shareholders
From net investment income	$(0.01)	$—		$(0.02)	$(0.02)	$—
From net realized gain	(0.87)	(0.29)		(0.38)	(0.34)	(0.32)
Total distributions declared to shareholders	$(0.88)	$(0.29)		$(0.40)	$(0.36)	$(0.32)
Net asset value, end of period (x)	$38.09	$40.03		$33.26	$33.51	$32.84
Total return (%) (r)(s)(t)(x)	(2.73)	21.37	(c)	0.50	3.17	5.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.92	(c)	1.97	1.98	1.98
Expenses after expense reductions (f)	1.90	1.91	(c)	1.96	1.97	1.98
Net investment income (loss)	0.15	(0.04	)(c)	(0.03)	0.09	(0.01)
Portfolio turnover	12	10		8	8	11
Net assets at end of period (000 omitted)	$24,726	$29,043		$25,664	$27,384	$26,118

Class C	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$38.35	$31.88		$32.19	$31.60	$30.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$(0.02	)(c)	$(0.01)	$0.03	$(0.00	)(w)
Net realized and unrealized gain (loss)	(1.07)	6.78		0.15	0.95	1.70
Total from investment operations	$(1.01)	$6.76		$0.14	$0.98	$1.70
Less distributions declared to shareholders
From net investment income	$(0.03)	$—		$(0.07)	$(0.05)	$—
From net realized gain	(0.87)	(0.29)		(0.38)	(0.34)	(0.32)
Total distributions declared to shareholders	$(0.90)	$(0.29)		$(0.45)	$(0.39)	$(0.32)
Net asset value, end of period (x)	$36.44	$38.35		$31.88	$32.19	$31.60
Total return (%) (r)(s)(t)(x)	(2.72)	21.36	(c)	0.48	3.17	5.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.92	(c)	1.97	1.98	1.98
Expenses after expense reductions (f)	1.90	1.91	(c)	1.96	1.97	1.98
Net investment income (loss)	0.16	(0.05	)(c)	(0.03)	0.08	(0.00)
Portfolio turnover	12	10		8	8	11
Net assets at end of period (000 omitted)	$149,669	$180,446		$156,837	$140,018	$111,902

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$44.58	$36.94		$37.14	$36.34	$34.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	$0.41	(c)	$0.34	$0.41	$0.35
Net realized and unrealized gain (loss)	(1.27)	7.83		0.19	1.07	1.95
Total from investment operations	$(0.75)	$8.24		$0.53	$1.48	$2.30
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.31)		$(0.35)	$(0.34)	$(0.20)
From net realized gain	(0.87)	(0.29)		(0.38)	(0.34)	(0.32)
Total distributions declared to shareholders	$(1.26)	$(0.60)		$(0.73)	$(0.68)	$(0.52)
Net asset value, end of period (x)	$42.57	$44.58		$36.94	$37.14	$36.34
Total return (%) (r)(s)(t)(x)	(1.76)	22.60	(c)	1.52	4.17	6.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	(c)	0.97	0.98	0.98
Expenses after expense reductions (f)	0.90	0.91	(c)	0.96	0.97	0.98
Net investment income (loss)	1.17	1.01	(c)	0.93	1.11	0.99
Portfolio turnover	12	10		8	8	11
Net assets at end of period (000 omitted)	$935,292	$1,070,007		$793,470	$671,087	$681,259

Class R1	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$39.18	$32.56		$32.80	$32.17	$30.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$(0.02	)(c)	$(0.01)	$0.03	$(0.00	)(w)
Net realized and unrealized gain (loss)	(1.09)	6.93		0.16	0.97	1.73
Total from investment operations	$(1.03)	$6.91		$0.15	$1.00	$1.73
Less distributions declared to shareholders
From net investment income	$(0.03)	$—		$(0.01)	$(0.03)	$—
From net realized gain	(0.87)	(0.29)		(0.38)	(0.34)	(0.32)
Total distributions declared to shareholders	$(0.90)	$(0.29)		$(0.39)	$(0.37)	$(0.32)
Net asset value, end of period (x)	$37.25	$39.18		$32.56	$32.80	$32.17
Total return (%) (r)(s)(t)(x)	(2.73)	21.37	(c)	0.51	3.14	5.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.92	(c)	1.97	1.98	1.98
Expenses after expense reductions (f)	1.90	1.91	(c)	1.96	1.97	1.98
Net investment income (loss)	0.16	(0.05	)(c)	(0.03)	0.10	(0.01)
Portfolio turnover	12	10		8	8	11
Net assets at end of period (000 omitted)	$2,538	$3,411		$3,442	$3,546	$3,776

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$42.16	$34.96		$35.19	$34.45	$32.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.18	(c)	$0.16	$0.21	$0.17
Net realized and unrealized gain (loss)	(1.19)	7.43		0.16	1.03	1.85
Total from investment operations	$(0.91)	$7.61		$0.32	$1.24	$2.02
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.12)		$(0.17)	$(0.16)	$(0.06)
From net realized gain	(0.87)	(0.29)		(0.38)	(0.34)	(0.32)
Total distributions declared to shareholders	$(1.04)	$(0.41)		$(0.55)	$(0.50)	$(0.38)
Net asset value, end of period (x)	$40.21	$42.16		$34.96	$35.19	$34.45
Total return (%) (r)(s)(t)(x)	(2.24)	21.97	(c)	0.99	3.67	6.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.42	(c)	1.47	1.48	1.48
Expenses after expense reductions (f)	1.40	1.41	(c)	1.46	1.47	1.48
Net investment income (loss)	0.66	0.45	(c)	0.47	0.59	0.49
Portfolio turnover	12	10		8	8	11
Net assets at end of period (000 omitted)	$40,944	$52,489		$49,546	$56,978	$57,258

Class R3	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$43.14	$35.76		$35.98	$35.23	$33.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.28	(c)	$0.26	$0.30	$0.26
Net realized and unrealized gain (loss)	(1.21)	7.60		0.16	1.05	1.88
Total from investment operations	$(0.82)	$7.88		$0.42	$1.35	$2.14
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.21)		$(0.26)	$(0.26)	$(0.14)
From net realized gain	(0.87)	(0.29)		(0.38)	(0.34)	(0.32)
Total distributions declared to shareholders	$(1.16)	$(0.50)		$(0.64)	$(0.60)	$(0.46)
Net asset value, end of period (x)	$41.16	$43.14		$35.76	$35.98	$35.23
Total return (%) (r)(s)(t)(x)	(2.00)	22.29	(c)	1.25	3.93	6.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.17	(c)	1.22	1.23	1.23
Expenses after expense reductions (f)	1.15	1.16	(c)	1.21	1.22	1.23
Net investment income (loss)	0.90	0.70	(c)	0.74	0.84	0.74
Portfolio turnover	12	10		8	8	11
Net assets at end of period (000 omitted)	$90,003	$108,852		$98,106	$105,192	$90,864

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$43.62	$36.15		$36.37	$35.59	$33.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.38	(c)	$0.35	$0.40	$0.35
Net realized and unrealized gain (loss)	(1.23)	7.68		0.16	1.06	1.89
Total from investment operations	$(0.72)	$8.06		$0.51	$1.46	$2.24
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.30)		$(0.35)	$(0.34)	$(0.20)
From net realized gain	(0.87)	(0.29)		(0.38)	(0.34)	(0.32)
Total distributions declared to shareholders	$(1.27)	$(0.59)		$(0.73)	$(0.68)	$(0.52)
Net asset value, end of period (x)	$41.63	$43.62		$36.15	$36.37	$35.59
Total return (%) (r)(s)(t)(x)	(1.75)	22.61	(c)	1.50	4.20	6.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	(c)	0.97	0.98	0.98
Expenses after expense reductions (f)	0.90	0.91	(c)	0.96	0.97	0.98
Net investment income (loss)	1.16	0.96	(c)	0.99	1.11	0.99
Portfolio turnover	12	10		8	8	11
Net assets at end of period (000 omitted)	$136,066	$142,713		$116,248	$118,810	$109,067

Class R6	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$44.61	$36.96		$37.17	$36.36	$34.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.54	$0.41	(c)	$0.39	$0.44	$0.42
Net realized and unrealized gain (loss)	(1.24)	7.86		0.16	1.08	1.90
Total from investment operations	$(0.70)	$8.27		$0.55	$1.52	$2.32
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.33)		$(0.38)	$(0.37)	$(0.22)
From net realized gain	(0.87)	(0.29)		(0.38)	(0.34)	(0.32)
Total distributions declared to shareholders	$(1.30)	$(0.62)		$(0.76)	$(0.71)	$(0.54)
Net asset value, end of period (x)	$42.61	$44.61		$36.96	$37.17	$36.36
Total return (%) (r)(s)(t)(x)	(1.66)	22.71	(c)	1.60	4.29	6.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.83	(c)	0.87	0.88	0.90
Expenses after expense reductions (f)	0.80	0.82	(c)	0.87	0.88	0.90
Net investment income (loss)	1.20	0.99	(c)	1.08	1.19	1.16
Portfolio turnover	12	10		8	8	11
Net assets at end of period (000 omitted)	$809,357	$1,034,078		$494,203	$383,913	$306,861

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination

27

Notes to Financial Statements – continued

of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the

28

Notes to Financial Statements – continued

type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,596,325,773	$—	$—	$1,596,325,773
France	280,504,655	—	—	280,504,655
United Kingdom	219,199,359	—	—	219,199,359
Switzerland	217,509,883	—	—	217,509,883
Germany	136,079,468	—	—	136,079,468
Japan	—	65,982,888	—	65,982,888
Netherlands	65,617,535	—	—	65,617,535
Canada	58,312,234	—	—	58,312,234
Sweden	54,644,021	—	—	54,644,021
Other Countries	128,925,806	27,698,225	—	156,624,031
Mutual Funds	4,015,260	—	—	4,015,260
Total	$2,761,133,994	$93,681,113	$—	$2,854,815,107

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses

29

Notes to Financial Statements – continued

are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

30

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

31

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/18	Year ended 10/31/17
Ordinary income (including any short-term capital gains)	$32,405,740	$18,620,315
Long-term capital gains	60,667,574	19,604,321
Total distributions	$93,073,314	$38,224,636

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/18
Cost of investments	$2,039,676,099
Gross appreciation	905,100,572
Gross depreciation	(89,961,564)
Net unrealized appreciation (depreciation)	$815,139,008
Undistributed ordinary income	33,165,756
Undistributed long-term capital gain	109,115,801
Other temporary differences	(165,894)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 10/31/18	Year ended 10/31/17	Year ended 10/31/18	Year ended 10/31/17
Class A	$4,752,302	$3,760,511	$14,139,704	$5,151,506
Class B	8,551	—	631,567	216,973
Class C	151,420	—	4,063,887	1,381,533
Class I	9,504,994	7,027,455	21,019,525	6,555,662
Class R1	2,332	—	75,797	29,616
Class R2	206,032	165,770	1,028,214	400,968
Class R3	715,949	564,314	2,179,861	775,062
Class R4	1,283,411	964,204	2,826,264	914,309
Class R6	10,100,176	5,567,769	20,383,328	4,748,984
Total	$26,725,167	$18,050,023	$66,348,147	$20,174,613

32

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion and up to $5 billion	0.65%
In excess of $5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2018, this management fee reduction amounted to $298,925, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $170,706 for the year ended October 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,807,580
Class B	0.75%	0.25%	1.00%	1.00%	279,876
Class C	0.75%	0.25%	1.00%	1.00%	1,726,223
Class R1	0.75%	0.25%	1.00%	1.00%	33,435
Class R2	0.25%	0.25%	0.50%	0.50%	240,691
Class R3	—	0.25%	0.25%	0.25%	258,721
Total Distribution and Service Fees					$4,346,526

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS

33

Notes to Financial Statements – continued

or its affiliates’ seed money. For the year ended October 31, 2018, this rebate amounted to $34,147, $493, $1,291, and $649 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2018, were as follows:

Amount
Class A	$21,840
Class B	28,114
Class C	22,571

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2018, the fee was $219,142, which equated to 0.0068% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,328,369.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,558 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2018. The liability for

34

Notes to Financial Statements – continued

deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $4,667 at October 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2018, the fee paid by the fund under this agreement was $5,665 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,643,220 and $1,904,566, respectively. The sales transactions resulted in net realized gains (losses) of ($86,146).

(4) Portfolio Securities

For the year ended October 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $379,725,442 and $735,699,582, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,864,502	$124,994,713	4,157,193	$164,714,070
Class B	65,490	2,642,429	117,063	4,292,108
Class C	764,864	29,511,781	1,028,696	36,433,147
Class I	5,933,741	265,674,692	14,304,312	572,868,536
Class R1	7,354	290,220	15,507	555,499
Class R2	210,731	8,953,510	333,352	12,902,824
Class R3	513,201	22,256,413	906,019	35,571,239
Class R4	663,792	29,092,007	911,199	36,953,301
Class R6	4,887,034	217,932,872	12,234,925	502,449,112
	15,910,709	$701,348,637	34,008,266	$1,366,739,836

Shares issued to shareholders in reinvestment of distributions
Class A	402,196	$17,286,370	227,957	$8,274,844
Class B	15,640	622,014	6,227	209,716
Class C	97,978	3,727,079	36,499	1,178,260
Class I	639,357	28,163,671	339,346	12,616,876
Class R1	2,009	78,129	898	29,616
Class R2	26,170	1,093,652	14,260	503,670
Class R3	67,606	2,886,104	37,143	1,339,375
Class R4	94,740	4,081,380	50,576	1,839,938
Class R6	677,110	29,833,465	269,617	10,024,360
	2,022,806	$87,771,864	982,523	$36,016,655

Shares reacquired
Class A	(3,273,753)	$(143,127,341)	(6,405,412)	$(249,716,661)
Class B	(157,520)	(6,344,810)	(169,438)	(6,186,487)
Class C	(1,460,413)	(56,092,959)	(1,280,551)	(44,752,325)
Class I	(8,606,925)	(383,948,578)	(12,121,537)	(506,190,522)
Class R1	(28,288)	(1,078,932)	(35,051)	(1,198,807)
Class R2	(463,573)	(19,671,067)	(520,055)	(20,015,021)
Class R3	(917,421)	(39,811,959)	(1,163,615)	(46,056,948)
Class R4	(761,792)	(33,351,273)	(905,642)	(36,748,491)
Class R6	(9,749,566)	(439,388,327)	(2,696,938)	(108,539,415)
	(25,419,251)	$(1,122,815,246)	(25,298,239)	$(1,019,404,677)

36

Notes to Financial Statements – continued

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Net change
Class A	(7,055)	$(846,258)	(2,020,262)	$(76,727,747)
Class B	(76,390)	(3,080,367)	(46,148)	(1,684,663)
Class C	(597,571)	(22,854,099)	(215,356)	(7,140,918)
Class I	(2,033,827)	(90,110,215)	2,522,121	79,294,890
Class R1	(18,925)	(710,583)	(18,646)	(613,692)
Class R2	(226,672)	(9,623,905)	(172,443)	(6,608,527)
Class R3	(336,614)	(14,669,442)	(220,453)	(9,146,334)
Class R4	(3,260)	(177,886)	56,133	2,044,748
Class R6	(4,185,422)	(191,621,990)	9,807,604	403,934,057
	(7,485,736)	$(333,694,745)	9,692,550	$383,351,814

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended October 31, 2018, the fund’s commitment fee and interest expense were $20,302 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		16,562,742	392,575,245	(405,122,326)	4,015,661

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(188)	$(1,598)	$—	$394,321	$4,015,260

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global Equity Fund and the Board of Trustees of

MFS Series Trust VI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others. Our audits also included evaluating the

38

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 14, 2018

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the

43

Trustees and Officers – continued

terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Ryan McAllister
Roger Morley

44

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

45

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

46

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

47

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

48

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $87,971,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 70.64% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

49

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

October 31, 2018

MFS® Global Total Return Fund

MWT-ANN

MFS® Global Total Return Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction, and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis, though returns have been modest year to date on an absolute basis. Global economic growth has become less synchronized over the past few months, with Europe, China, and some emerging markets having shown signs of slowing growth while U.S. growth has remained above average.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. The split result of the U.S. midterm congressional elections suggests meaningful further U.S. fiscal stimulus is less likely than if the Republicans had maintained control of both houses of Congress. Globally, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — NAFTA has been replaced with a new agreement between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 14, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Note 2yr Future - DEC 2018	2.6%
U.S. Treasury Notes, 1.375%, 4/30/2020	2.3%
Government of Japan, 0.5%, 6/20/2038	1.5%
Philip Morris International, Inc.	1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.3%
Nestle S.A.	1.2%
U.S. Treasury Notes, 2.75%, 2/15/2028	1.1%
JPMorgan Chase & Co.	1.1%
Johnson & Johnson	1.1%
U.S. Treasury Note Ultra 10yr Future - DEC 2018	(1.8)%

Composition including fixed income credit quality (a)(i)
AAA	5.6%
AA	1.5%
A	7.1%
BBB	11.0%
D (o)	0.0%
U.S. Government	10.4%
Federal Agencies	2.8%
Not Rated	(0.3)%
Non-Fixed Income	58.2%
Cash & Cash Equivalents	2.4%
Other	1.3%

Equity sectors
Financial Services	11.5%
Consumer Staples	9.1%
Health Care	8.5%
Industrial Goods & Services	5.2%
Technology	4.3%
Utilities & Communications	4.1%
Special Products & Services	4.1%
Energy	3.1%
Leisure	2.7%
Basic Materials	2.6%
Autos & Housing	1.5%
Transportation	0.9%
Retailing	0.6%

Portfolio Composition – continued

Fixed income sectors (i)
Non-U.S. Government Bonds	11.6%
U.S. Treasury Securities	10.3%
Investment Grade Corporates	10.0%
Mortgage-Backed Securities	2.8%
Emerging Markets Bonds	1.7%
Collateralized Debt Obligations	0.8%
Commercial Mortgage-Backed Securities	0.5%
High Yield Corporates	0.2%
Asset-Backed Securities	0.1%
Municipal Bonds	0.1%
U.S. Government Agencies (o)	0.0%

Issuer country weightings (i)(x)
United States	56.3%
Japan	6.9%
Switzerland	5.7%
United Kingdom	5.3%
Canada	3.9%
France	3.2%
Italy	3.1%
Germany	2.7%
Netherlands	1.7%
Other Countries	11.2%

Currency exposure weightings (i)(y)
United States Dollar	53.5%
Euro	15.4%
Japanese Yen	10.8%
Swiss Franc	5.4%
British Pound Sterling	4.6%
Canadian Dollar	2.4%
Norwegian Krone	1.7%
Taiwan Dollar	1.3%
Hong Kong Dollar	0.8%
Other Currencies	4.1%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

Portfolio Composition – continued

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)

Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of October 31, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2018, Class A shares of the MFS Global Total Return Fund (“fund”) provided a total return of –3.12%, at net asset value. This compares with returns of 1.16% and –2.05% for the fund’s benchmarks, the MSCI World Index (net div) and the Bloomberg Barclays Global Aggregate Bond Index (“Bloomberg Index”), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (“Blended Index”), generated a total return of –0.01%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period, but remained low by historical standards, while yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight, particularly in US high yield corporates. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

Management Review – continued

Detractors from Performance

Within the equity portion of the fund, both stock selection and an underweight position in the technology sector detracted from performance relative to the MSCI World Index. Within this sector, not holding shares of computer and personal electronics maker Apple and software giant Microsoft, as well as holding shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), hurt relative returns. Shares of Apple rose as the company reported better-than-expected earnings results, driven by an average sales price increase on iPhones, which resulted in stronger revenues, services acceleration and growth in wearables. Company management also increased its guidance for the year, which further supported the stock price.

The fund’s underweight position in the retailing sector also weighed on relative results. Notably, not holding shares of internet retailer Amazon.com dampened relative returns. The stock outperformed the benchmark over the reporting period on the back of strong corporate earnings, driven by strength in advertising sales and demand for the company’s AWS cloud services division.

Both security selection and an overweight position in the consumer staples sector further hindered relative performance, within the equity portion of the fund. Within this sector, the fund’s overweight positions in shares of tobacco companies Philip Morris International and company Japan Tobacco (Japan), as well as consumer products and chemicals company Henkel (Germany), detracted from relative returns.

Stocks in other sectors that weighed on relative performance included overweighting shares of pharmaceutical company Bayer (Germany), electrical distribution equipment manufacturer Schneider Electric (France) and telecommunications company Vodafone Group (United Kingdom).

Within the fixed income portion of the fund, foreign currency exposure weakened performance relative to the Bloomberg Index. The fund’s relative underweight exposure to euro- and yen-denominated bonds, in favor of US dollar bonds, negatively impacted relative returns. The fund uses currency forwards to hedge its currency exposure, and while the euro depreciated and the yen slightly appreciated during the reporting period, the cost of these currency hedges detracted from the yield advantage gained from overweighting US bonds, at the expense of euro- and yen-denominated bonds.

The fund’s greater exposure to BBB-rated(r) securities weakened relative performance as this credit quality segment underperformed higher-rated securities during the reporting period. The fund’s lesser exposure to AAA-rated securities dampened relative returns as this credit quality segment performed well over the reporting period.

Contributors to Performance

Within the equity portion of the fund, there were no sectors that had a material impact on relative performance.

Looking at individual stocks, not holding shares of poor-performing diversified industrial conglomerate General Electric and social networking service provider Facebook benefited relative returns. The share price of General Electric declined as the company cut its dividend, significantly reduced its earnings and cash flow guidance, went through a management transition, indicated it would take a significant write

Management Review – continued

down in its power business and look to restructure its portfolio of businesses. The fund’s overweight positions in shares of pharmaceutical giant Pfizer, seafood company Marine Harvest (Norway), management consulting firm Accenture, pharmaceutical and medical products maker Abbott Laboratories, risk management and human capital consulting services provider Aon, pharmaceutical company Eli Lilly and travel and tourism IT solutions provider Amadeus IT Group (Spain) further supported relative results. Lastly, holding shares of Russian integrated oil company LUKOIL (b), aided relative performance.

Within the fixed income portion of the fund, security selection within treasuries contributed to performance relative to the Bloomberg Index.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, Pilar Gomez-Bravo, Steven Gorham, Vipin Narula, Robert Persons, Jonathan Sage, Robert Spector, and Erik Weisman

(b)	Security is not a benchmark constituent.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Note to Shareholders: Effective June 1, 2018, Pablo de la Mata, Richard Hawkins, and Benjamin Stone are no longer Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	(3.12)%	3.60%	7.04%	N/A
B	9/07/93	(3.90)%	2.82%	6.24%	N/A
C	1/03/94	(3.81)%	2.83%	6.24%	N/A
I	1/02/97	(2.85)%	3.86%	7.30%	N/A
R1	4/01/05	(3.84)%	2.82%	6.24%	N/A
R2	10/31/03	(3.37)%	3.33%	6.77%	N/A
R3	4/01/05	(3.14)%	3.60%	7.04%	N/A
R4	4/01/05	(2.87)%	3.87%	7.30%	N/A
R6	6/01/12	(2.82)%	3.96%	N/A	6.70%
Comparative benchmark(s)
MSCI World Index (net div) (f)		1.16%	6.81%	10.02%	N/A
MFS Global Total Return Blended Index (f)(w)		(0.01)%	4.30%	7.45%	N/A
Bloomberg Barclays Global Aggregate Bond Index (f)		(2.05)%	0.33%	3.16%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(8.69)%	2.38%	6.41%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.66)%	2.46%	6.24%	N/A
C With CDSC (1% for 12 months) (v)		(4.75)%	2.83%	6.24%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.
(w)	As of October 31, 2018, the MFS Global Total Return Blended Index was comprised of 60% MSCI World Index (net div) and 40% Bloomberg Barclays Global Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Performance Summary – continued

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2018 through October 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period (p) 5/01/18-10/31/18
A	Actual	1.09%	$1,000.00	$963.93	$5.40
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
B	Actual	1.84%	$1,000.00	$960.26	$9.09
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
C	Actual	1.84%	$1,000.00	$960.85	$9.09
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
I	Actual	0.84%	$1,000.00	$965.32	$4.16
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R1	Actual	1.84%	$1,000.00	$960.62	$9.09
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
R2	Actual	1.34%	$1,000.00	$962.84	$6.63
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
R3	Actual	1.09%	$1,000.00	$963.78	$5.40
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R4	Actual	0.84%	$1,000.00	$965.76	$4.16
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R6	Actual	0.74%	$1,000.00	$965.76	$3.67
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 57.7%
Issuer	Shares/Par	Value ($)
Aerospace - 2.2%
Boeing Co.	20,101	$7,133,041
Honeywell International, Inc.	107,785	15,609,424
Lockheed Martin Corp.	63,822	18,754,095
United Technologies Corp.	42,998	5,340,781

		$46,837,341
Airlines - 0.4%
Aena S.A.	14,529	$2,322,803
Air Canada (a)	351,436	6,668,594

		$8,991,397
Alcoholic Beverages - 1.3%
Heineken N.V.	115,215	$10,387,662
Molson Coors Brewing Co.	65,424	4,187,136
Pernod Ricard S.A.	80,396	12,274,959

		$26,849,757
Apparel Manufacturers - 0.2%
Compagnie Financiere Richemont S.A.	50,889	$3,723,893

Automotive - 0.8%
Aptiv PLC	66,528	$5,109,350
Magna International, Inc.	164,417	8,094,395
USS Co. Ltd.	194,400	3,499,083

		$16,702,828
Biotechnology - 0.2%
Biogen, Inc. (a)	14,926	$4,541,534

Broadcasting - 0.7%
Omnicom Group, Inc.	135,094	$10,040,186
Publicis Groupe	69,169	4,014,360
WPP Group PLC	90,388	1,026,635

		$15,081,181
Brokerage & Asset Managers - 0.5%
BlackRock, Inc.	19,191	$7,895,561
TMX Group Ltd.	51,937	3,266,257

		$11,161,818

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 4.1%
Accenture PLC, “A”	123,800	$19,513,356
Bunzl PLC	138,619	4,094,695
CGI Group, Inc., “A” (a)	59,842	3,695,662
Cognizant Technology Solutions Corp., “A”	51,487	3,554,148
Compass Group PLC	552,249	10,870,624
DXC Technology Co.	100,949	7,352,116
Equifax, Inc.	23,437	2,377,449
Experian Group Ltd.	225,995	5,206,824
Fidelity National Information Services, Inc.	50,062	5,211,454
Fiserv, Inc. (a)	68,214	5,409,370
Nomura Research Institute Ltd.	129,800	5,778,323
Resideo Technologies, Inc. (a)	17,964	378,146
Secom Co. Ltd.	112,100	9,166,779
SGS S.A.	1,471	3,493,652

		$86,102,598
Cable TV - 0.8%
Comcast Corp., “A”	461,280	$17,593,219

Chemicals - 1.8%
3M Co.	57,729	$10,983,520
CF Industries Holdings, Inc.	38,245	1,836,907
Givaudan S.A.	4,497	10,912,643
LyondellBasell Industries N.V., “A”	16,986	1,516,340
PPG Industries, Inc.	117,361	12,333,467

		$37,582,877
Computer Software - 0.4%
Adobe, Inc. (a)	13,093	$3,217,736
Cadence Design Systems, Inc. (a)	99,623	4,440,197

		$7,657,933
Computer Software - Systems - 0.7%
Amadeus IT Group S.A.	110,317	$8,893,980
Hitachi Ltd.	168,200	5,137,107

		$14,031,087
Construction - 0.7%
Persimmon PLC	93,850	$2,751,861
Sherwin-Williams Co.	17,666	6,951,041
Stanley Black & Decker, Inc.	40,988	4,775,922

		$14,478,824

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 1.7%
Colgate-Palmolive Co.	69,700	$4,150,635
Kao Corp.	145,300	9,662,090
Kimberly-Clark Corp.	101,870	10,625,041
Reckitt Benckiser Group PLC	139,268	11,273,523

		$35,711,289
Containers - 0.2%
Amcor Ltd.	336,191	$3,166,380

Electrical Equipment - 2.0%
Johnson Controls International PLC	253,585	$8,107,112
Legrand S.A.	80,924	5,292,366
OMRON Corp.	123,800	5,001,173
Schneider Electric S.A.	292,936	21,221,541
Spectris PLC	67,088	1,838,520

		$41,460,712
Electronics - 3.0%
Analog Devices, Inc.	78,562	$6,576,425
Halma PLC	229,881	3,902,114
Hoya Corp.	72,400	4,100,357
Kyocera Corp.	75,200	4,072,441
Samsung Electronics Co. Ltd.	80,168	2,998,253
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	728,645	27,761,374
Texas Instruments, Inc.	151,819	14,093,358

		$63,504,322
Energy - Independent - 1.0%
Marathon Petroleum Corp.	165,405	$11,652,782
Occidental Petroleum Corp.	56,054	3,759,542
Phillips 66	59,383	6,105,760

		$21,518,084
Energy - Integrated - 1.7%
BP PLC	530,725	$3,848,408
Chevron Corp.	37,757	4,215,569
China Petroleum & Chemical Corp.	3,854,000	3,116,573
Exxon Mobil Corp.	129,820	10,344,057
Galp Energia SGPS S.A.	260,777	4,547,207
LUKOIL PJSC, ADR	67,748	5,060,776
Suncor Energy, Inc.	141,078	4,732,428

		$35,865,018
Engineering - Construction - 0.1%
Bouygues	78,119	$2,852,643

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 2.7%
Danone S.A.	77,821	$5,516,049
General Mills, Inc.	228,286	9,998,927
J.M. Smucker Co.	24,891	2,696,193
Marine Harvest A.S.A.	328,643	7,953,115
Nestle S.A.	289,497	24,467,045
Tyson Foods, Inc., “A”	98,140	5,880,549

		$56,511,878
Food & Drug Stores - 0.3%
Wesfarmers Ltd.	157,241	$5,206,341

Gaming & Lodging - 0.1%
Sands China Ltd.	421,200	$1,670,487

Health Maintenance Organizations - 0.4%
Cigna Corp.	40,123	$8,578,699

Insurance - 3.6%
Aon PLC	119,142	$18,607,598
AXA	170,906	4,285,788
Chubb Ltd.	76,466	9,551,368
Hiscox Ltd.	128,441	2,672,741
Manulife Financial Corp.	117,830	1,855,457
MetLife, Inc.	208,692	8,596,023
Prudential Financial, Inc.	44,098	4,135,510
Travelers Cos., Inc.	95,230	11,916,130
Zurich Insurance Group AG	41,805	13,000,373

		$74,620,988
Machinery & Tools - 0.8%
Eaton Corp. PLC	128,596	$9,216,475
Illinois Tool Works, Inc.	64,212	8,191,525

		$17,408,000
Major Banks - 4.6%
ABSA Group Ltd.	249,694	$2,523,767
Bank of New York Mellon Corp.	157,913	7,474,022
China Construction Bank	9,374,000	7,413,190
Goldman Sachs Group, Inc.	33,703	7,595,645
JPMorgan Chase & Co.	211,823	23,092,943
PNC Financial Services Group, Inc.	39,571	5,084,478
Royal Bank of Canada	82,034	5,975,357
State Street Corp.	89,851	6,177,256
Svenska Handelsbanken AB	183,064	1,991,246

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
UBS Group AG	859,165	$12,019,694
Wells Fargo & Co.	305,159	16,243,614

		$95,591,212
Medical & Health Technology & Services - 0.7%
HCA Healthcare, Inc.	64,731	$8,643,530
McKesson Corp.	16,293	2,032,715
Sonic Healthcare Ltd.	201,491	3,224,017

		$13,900,262
Medical Equipment - 1.8%
Abbott Laboratories	177,451	$12,233,472
Danaher Corp.	72,537	7,210,178
Medtronic PLC	141,405	12,700,997
Thermo Fisher Scientific, Inc.	19,722	4,608,045

		$36,752,692
Natural Gas - Distribution - 0.2%
ENGIE (l)	294,820	$3,932,001

Network & Telecom - 0.2%
Cisco Systems, Inc.	104,668	$4,788,561

Oil Services - 0.4%
Schlumberger Ltd.	159,883	$8,203,597

Other Banks & Diversified Financials - 1.8%
Agricultural Bank of China Ltd., “H”	2,850,000	$1,247,046
American Express Co.	50,413	5,178,928
Citigroup, Inc.	131,015	8,576,242
DBS Group Holdings Ltd.	90,400	1,533,897
ING Groep N.V.	379,414	4,503,709
KBC Group N.V.	69,598	4,800,757
U.S. Bancorp	206,965	10,818,061

		$36,658,640
Pharmaceuticals - 5.5%
Bayer AG	179,893	$13,810,568
Bristol-Myers Squibb Co.	137,688	6,958,751
Eli Lilly & Co.	61,622	6,682,290
Johnson & Johnson	164,909	23,085,611
Novartis AG	196,555	17,220,884
Pfizer, Inc.	498,084	21,447,497
Roche Holding AG	81,911	19,933,859

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Santen Pharmaceutical Co. Ltd.	359,500	$5,319,459

		$114,458,919
Printing & Publishing - 0.9%
Moody’s Corp.	47,762	$6,948,416
RELX PLC	295,349	5,844,187
Thomson Reuters Corp.	120,277	5,604,908

		$18,397,511
Railroad & Shipping - 0.3%
Canadian National Railway Co.	32,450	$2,773,826
Union Pacific Corp.	22,972	3,358,966

		$6,132,792
Real Estate - 1.1%
CK Asset Holdings Ltd.	567,500	$3,674,400
Deutsche Wohnen SE	223,065	10,217,350
Grand City Properties S.A.	114,005	2,760,751
Medical Properties Trust, Inc., REIT	329,402	4,894,914
Public Storage, Inc., REIT	9,595	1,971,485

		$23,518,900
Restaurants - 0.2%
Greggs PLC	119,478	$1,773,042
U.S. Foods Holding Corp. (a)	66,245	1,932,366

		$3,705,408
Specialty Chemicals - 0.6%
Akzo Nobel N.V.	87,993	$7,403,136
PTT Global Chemical PLC	2,543,900	5,908,908

		$13,312,044
Specialty Stores - 0.1%
Dufry AG	26,741	$3,014,884

Telecommunications - Wireless - 1.4%
KDDI Corp.	779,300	$19,392,091
SK Telecom Co. Ltd.	9,958	2,341,928
Vodafone Group PLC	4,284,400	8,095,096

		$29,829,115
Telephone Services - 0.5%
Telenor A.S.A.	75,176	$1,379,151
TELUS Corp.	104,536	3,579,690

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Common Stocks - continued
Telephone Services - continued
TELUS Corp.		40,812	$1,396,587
Verizon Communications, Inc.		83,595	4,772,438

			$11,127,866
Tobacco - 2.9%
Altria Group, Inc.		195,639	$12,724,361
British American Tobacco PLC		100,573	4,362,426
Japan Tobacco, Inc.		537,300	13,816,190
Philip Morris International, Inc.		349,137	30,748,496

			$61,651,473
Trucking - 0.2%
United Parcel Service, Inc., “B”		38,733	$4,126,614

Utilities - Electric Power - 1.9%
American Electric Power Co., Inc.		70,328	$5,159,262
Duke Energy Corp.		114,131	9,430,644
Exelon Corp.		256,596	11,241,471
NextEra Energy, Inc.		8,123	1,401,217
SSE PLC		684,016	9,980,240
Xcel Energy, Inc.		68,960	3,379,730

			$40,592,564
Total Common Stocks (Identified Cost, $926,868,937)			$1,209,106,183

Bonds - 39.1%
Aerospace - 0.2%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027		$630,000	$583,368
L3 Technologies, Inc., 3.85%, 6/15/2023		1,094,000	1,090,624
Lockheed Martin Corp., 3.55%, 1/15/2026		795,000	776,091
Rolls-Royce Holdings PLC, 0.875%, 5/09/2024	EUR	1,000,000	1,102,472

			$3,552,555
Apparel Manufacturers - 0.0%
Coach, Inc., 4.125%, 7/15/2027		$802,000	$750,567

Asset-Backed & Securitized - 1.4%
A Voce CLO Ltd., 2014-1A, “A1R”, FLR, 3.596% (LIBOR - 3mo. + 1.16%), 7/15/2026 (n)		$3,063,179	$3,061,607
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 3.43% (LIBOR - 1mo. + 1.15%), 3/15/2028 (n)		617,788	619,486
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.279% (LIBOR - 1mo. + 1%), 6/15/2028 (z)		614,791	616,501

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048		$1,995,691	$1,977,731
CPS Auto Trust, 2016-D, “B”, 2.11%, 3/15/2021 (n)		1,372,000	1,367,186
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2029 (z)		2,569,000	2,560,003
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.456% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)		2,966,973	2,954,880
Flatiron CLO Ltd., 2013-1A, “A2R”, FLR, 4.099% (LIBOR - 3mo. + 1.65%), 1/17/2026 (n)		3,092,916	3,093,216
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050		2,298,421	2,236,670
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048		2,620,000	2,578,514
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050		1,048,215	1,010,565
Octagon Investment Partners XVII Ltd., 2013-1A, “BR2”, FLR, 3.89% (LIBOR - 3mo. + 1.4%), 1/25/2031 (n)		4,314,000	4,261,667
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048		2,322,687	2,277,487
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048		1,013,505	978,398

			$29,593,911
Automotive - 0.4%
Ferrari N.V., 1.5%, 3/16/2023	EUR	2,350,000	$2,674,823
General Motors Co., 6.75%, 4/01/2046		$850,000	868,468
General Motors Financial Co., Inc., 4.35%, 1/17/2027		704,000	653,916
Lear Corp., 3.8%, 9/15/2027		695,000	630,997
Volkswagen Bank GmbH, 0.75%, 6/15/2023	EUR	1,170,000	1,291,159
Volkswagen Financial Services AG, 0.875%, 4/12/2023		1,200,000	1,334,114
Volkswagen International Finance N.V., 3.375%, 6/27/2024		900,000	992,779
Volkswagen International Finance N.V., 2.7% to 12/14/2022, FLR (EUR Swap Rate-5yr. + 2.54%) to 12/14/27, (EUR Swap Rate - 5yr. + 2.79%) to 12/14/42, (EUR Swap Rate - 5yr. + 3.54%) to 12/31/2099		600,000	666,847

			$9,113,103
Banks & Diversified Financials (Covered Bonds) - 0.0%
CaixaBank S.A., 1.125%, 1/12/2023	EUR	900,000	$996,755

Broadcasting - 0.2%
Relx Finance B.V., 1%, 3/22/2024	EUR	600,000	$680,673
SES S.A., 1.625%, 3/22/2026		1,100,000	1,228,781

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - continued
WPP Finance, 1.375%, 3/20/2025	EUR	700,000	$774,825
WPP Finance 2013, 2.875%, 9/14/2046	GBP	750,000	747,262

			$3,431,541
Brokerage & Asset Managers - 0.2%
Charles Schwab Corp., 3.85%, 5/21/2025		$1,170,000	$1,170,150
E*TRADE Financial Corp., 2.95%, 8/24/2022		822,000	792,205
Euroclear Investments S.A., 2.625% to 4/11/2028, FLR (EUR Swap Rate - 5yr. + 1.659%) to 4/11/2048	EUR	700,000	782,944
Intercontinental Exchange, Inc., 2.75%, 12/01/2020		$538,000	531,852
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		883,000	873,114
TD Ameritrade Holding Corp., 2.95%, 4/01/2022		715,000	698,718

			$4,848,983
Building - 0.1%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		$1,033,000	$912,170
Martin Marietta Materials, Inc., 4.25%, 7/02/2024		400,000	399,858
Martin Marietta Materials, Inc., 3.45%, 6/01/2027		544,000	496,348
Martin Marietta Materials, Inc., 3.5%, 12/15/2027		764,000	691,624

			$2,500,000
Business Services - 0.1%
Cisco Systems, Inc., 2.2%, 2/28/2021		$1,211,000	$1,182,057
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		320,000	317,062
Fidelity National Information Services, Inc., 5%, 10/15/2025		114,000	118,874
Fidelity National Information Services, Inc., 3%, 8/15/2026		1,032,000	938,241

			$2,556,234
Cable TV - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$743,000	$767,313
Cox Communications, Inc., 3.25%, 12/15/2022 (n)		595,000	577,050
Shaw Communications, 5.65%, 10/01/2019	CAD	718,000	559,282
Sky PLC, 2.5%, 9/15/2026	EUR	1,100,000	1,337,011

			$3,240,656
Chemicals - 0.2%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$1,031,000	$961,488
International Flavors & Fragrances, Inc., 1.8%, 9/25/2026	EUR	630,000	717,100
LyondellBasell Industries N.V., 5%, 4/15/2019		$299,000	300,128
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024		1,464,000	1,474,807

			$3,453,523

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Computer Software - 0.1%
Microsoft Corp., 4.1%, 2/06/2037		$2,140,000	$2,144,293
Ubisoft Entertainment S.A., 1.289%, 1/30/2023	EUR	700,000	792,317

			$2,936,610
Computer Software - Systems - 0.2%
Apple, Inc., 2.7%, 5/13/2022		$1,598,000	$1,566,647
Apple, Inc., 4.5%, 2/23/2036		1,752,000	1,821,912
Apple, Inc., 3.6%, 7/31/2042	GBP	400,000	594,646
Apple, Inc., 4.25%, 2/09/2047		$348,000	338,144

			$4,321,349
Conglomerates - 0.2%
Roper Technologies, Inc., 4.2%, 9/15/2028		$787,000	$772,426
Smiths Group PLC, 2%, 2/23/2027	EUR	800,000	897,801
United Technologies Corp., 4.625%, 11/16/2048		$999,000	961,028
Wabtec Corp., 4.7%, 9/15/2028		747,000	722,154

			$3,353,409
Consumer Products - 0.2%
JAB Holdings B.V., 2%, 5/18/2028	EUR	1,300,000	$1,454,399
JAB Holdings B.V., 2.5%, 6/25/2029		1,200,000	1,379,222
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		$731,000	726,896
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		1,016,000	928,006

			$4,488,523
Consumer Services - 0.3%
G4S International Finance PLC, 1.5%, 1/09/2023	EUR	900,000	$1,031,454
ManpowerGroup, Inc., 1.75%, 6/22/2026		900,000	1,024,408
Priceline Group, Inc., 1.8%, 3/03/2027		1,426,000	1,631,041
Priceline Group, Inc., 3.55%, 3/15/2028		$587,000	549,003
Visa, Inc., 4.15%, 12/14/2035		984,000	982,935
Visa, Inc., 3.65%, 9/15/2047		658,000	589,229

			$5,808,070
Electronics - 0.2%
ASML Holding N.V., 1.375%, 7/07/2026	EUR	1,800,000	$2,062,271
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$1,771,000	1,626,202

			$3,688,473
Emerging Market Quasi-Sovereign - 0.6%
BPRL International Singapore Private Ltd., 4.375%, 1/18/2027		$3,379,000	$3,112,447
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)		3,486,000	3,391,969

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Office Cherifien des Phosphates, 6.875%, 4/25/2044 (n)		$1,590,000	$1,659,165
PT Pertamina Persero, 6%, 5/03/2042 (n)		3,240,000	3,072,703
PT Perusahaan Listrik Negara, 2.875%, 10/25/2025 (z)	EUR	900,000	1,009,191

			$12,245,475
Emerging Market Sovereign - 0.5%
Government of Malaysia, 3.759%, 3/15/2019	MYR	10,243,000	$2,451,483
Republic of Hungary, 5.375%, 2/21/2023		$3,148,000	3,307,220
Republic of Indonesia, 2.875%, 7/08/2021 (n)	EUR	400,000	476,257
Republic of Indonesia, 2.875%, 7/08/2021		200,000	238,128
United Mexican States, 8%, 12/07/2023	MXN	68,010,000	3,254,215
United Mexican States, 4.6%, 2/10/2048		$1,710,000	1,483,459

			$11,210,762
Energy - Independent - 0.2%
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		$3,609,000	$3,359,943

Energy - Integrated - 0.0%
Eni S.p.A., 4%, 9/12/2023 (n)		$680,000	$665,530

Financial Institutions - 0.1%
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027		$1,592,000	$1,428,396
EXOR N.V., 1.75%, 1/18/2028	EUR	900,000	964,085

			$2,392,481
Food & Beverages - 0.6%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	660,000	$711,383
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022		$376,000	376,357
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		1,251,000	1,219,775
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		426,000	387,226
Coca-Cola Enterprises, Inc., 1.875%, 3/18/2030	EUR	1,250,000	1,436,162
Constellation Brands, Inc., 4.4%, 11/15/2025		$1,243,000	1,245,162
Danone S.A., 2.077%, 11/02/2021 (n)		1,298,000	1,240,491
Danone S.A., 2.589%, 11/02/2023 (n)		3,035,000	2,853,833
Kraft Heinz Foods Co., 5.2%, 7/15/2045		128,000	120,202
Kraft Heinz Foods Co., 4.375%, 6/01/2046		545,000	453,441
PepsiCo, Inc., 3.1%, 7/17/2022		1,651,000	1,639,152
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)		300,000	299,971

			$11,983,155
Gaming & Lodging - 0.0%
InterContinental Hotels Group PLC, 3.75%, 8/14/2025	GBP	860,000	$1,156,695

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Industrial - 0.1%
Grainger PLC, 3.375%, 4/24/2028	GBP	600,000	$758,287
Investor AB, 1.5%, 9/12/2030	EUR	850,000	964,276

			$1,722,563
Insurance - 0.2%
American International Group, Inc., 1.875%, 6/21/2027	EUR	850,000	$953,690
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046		1,100,000	1,306,008
NN Group N.V., 4.625% to 4/08/2024, FLR (EURIBOR - 3mo. + 3.95%) to 4/08/2044		1,100,000	1,338,967

			$3,598,665
Insurance - Health - 0.1%
Aetna, Inc., 2.8%, 6/15/2023		$1,094,000	$1,043,471
Halfmoon Parent, Inc., 4.125%, 11/15/2025 (n)		1,074,000	1,061,536

			$2,105,007
Insurance - Property & Casualty - 0.3%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$694,000	$673,614
Berkshire Hathaway, Inc., 4.5%, 2/11/2043		475,000	477,511
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		284,000	278,524
Chubb INA Holdings, Inc., 2.5%, 3/15/2038	EUR	618,000	695,587
Hiscox Ltd., 6.125% to 11/24/2025, FLR (GBP LIBOR - 3mo. + 5.076%) to 11/24/2045	GBP	650,000	867,892
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		$958,000	961,082
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		500,000	488,614
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047		532,000	494,712
QBE Capital Funding IV LP, 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	300,000	410,737
QBE Insurance Group Ltd., 6.115%, 5/24/2042		100,000	136,594
XLIT Ltd., 3.25% to 6/29/2027, FLR (EURIBOR - 3mo. + 2.9%) to 6/29/2047	EUR	1,120,000	1,247,319

			$6,732,186
International Market Quasi-Sovereign - 0.2%
Islandsbanki, 1.75%, 9/07/2020	EUR	1,000,000	$1,158,526
Islandsbanki, 1.125%, 1/19/2024		700,000	777,657
KFW Government Development Banks, 4%, 2/27/2025	AUD	300,000	226,710
Temasek Financial I Ltd., 2.375%, 1/23/2023 (n)		$1,450,000	1,384,432

			$3,547,325
International Market Sovereign - 12.4%
Commonwealth of Australia, 2.75%, 11/21/2028	AUD	13,458,000	$9,623,488
Commonwealth of Australia, 3.75%, 4/21/2037		10,479,000	8,243,875

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Federal Republic of Germany, 0.25%, 2/15/2027	EUR	9,161,000	$10,410,406
Federal Republic of Germany, 0.25%, 8/15/2028		7,624,000	8,525,586
Federal Republic of Germany, 2.5%, 7/04/2044		5,160,000	7,896,328
Federal Republic of Germany, 2.5%, 8/15/2046		4,185,000	6,482,331
Government of Canada, 1.5%, 6/01/2023	CAD	15,982,000	11,656,559
Government of Canada, 1.5%, 6/01/2026		12,618,000	8,941,340
Government of Canada, 5.75%, 6/01/2033		7,618,000	8,049,404
Government of Japan, 1.7%, 9/20/2032	JPY	1,408,850,000	14,786,838
Government of Japan, 2.4%, 3/20/2037		945,400,000	11,025,408
Government of Japan, 0.5%, 6/20/2038		3,659,600,000	31,599,341
Kingdom of Norway, 2%, 4/26/2028	NOK	41,000,000	4,883,931
Kingdom of Spain, 2.75%, 10/31/2024	EUR	4,600,000	5,795,346
Kingdom of Spain, 5.15%, 10/31/2028		1,679,000	2,531,835
Republic of Ireland, 0.9%, 5/15/2028		9,503,000	10,707,333
Republic of Italy, 5.5%, 9/01/2022		11,085,000	13,964,269
Republic of Italy, 2.5%, 12/01/2024		17,442,000	19,371,057
Republic of Italy, 2.05%, 8/01/2027		1,486,000	1,532,688
Republic of Italy, 2%, 2/01/2028		15,384,000	15,723,793
Republic of Italy, 1.65%, 3/01/2032		1,494,000	1,371,866
Republic of Portugal, 2.875%, 10/15/2025		7,949,000	9,921,029
Republic of Portugal, 2.125%, 10/17/2028		13,288,000	15,391,174
Republic of Portugal, 4.1%, 4/15/2037		1,510,000	2,066,085
United Kingdom Treasury, 4.25%, 6/07/2032	GBP	1,976,000	3,335,217
United Kingdom Treasury, 3.25%, 1/22/2044		5,994,000	9,753,941
United Kingdom Treasury, 3.75%, 7/22/2052		2,305,000	4,372,239
United Kingdom Treasury, 4%, 1/22/2060		700,000	1,470,977

			$259,433,684
Local Authorities - 0.1%
Province of Alberta, 4.5%, 12/01/2040	CAD	710,000	$633,787
Province of British Columbia, 2.3%, 6/18/2026		1,895,000	1,372,945

			$2,006,732
Major Banks - 2.0%
ABN AMRO Bank N.V., 2.875%, 1/18/2028	EUR	500,000	$597,404
Bank of America Corp., 2.625%, 4/19/2021		$3,368,000	3,304,216
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR -3mo. + 0.81%) to 1/23/2026		1,749,000	1,667,108
Bank of America Corp., 3.5%, 4/19/2026		1,418,000	1,348,823
Bank of America Corp., 3.248%, 10/21/2027		2,844,000	2,612,082
Bank of New York Mellon Corp., 2.95%, 1/29/2023		2,800,000	2,722,723
Barclays Bank PLC, 6%, 1/14/2021	EUR	1,012,000	1,265,128
Barclays PLC, 3.125%, 1/17/2024	GBP	750,000	961,155
Credit Agricole S.A., 7.375%, 12/18/2023		200,000	315,471

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		$1,261,000	$1,332,100
Credit Suisse Group AG, 1.25% to 7/17/2024, FLR (EUR Swap Rate - 1yr. + 0.75%) to 7/17/2025	EUR	850,000	948,280
Credit Suisse Group AG, 3.869%, 1/12/2029 (n)		$2,500,000	2,320,001
Goldman Sachs Group, Inc., 2.625%, 4/25/2021		642,000	627,792
Goldman Sachs Group, Inc., 5.75%, 1/24/2022		1,181,000	1,247,939
Goldman Sachs Group, Inc., 3.85%, 1/26/2027		2,018,000	1,933,647
HSBC Holdings PLC, 4.375%, 11/23/2026		1,075,000	1,042,432
JPMorgan Chase & Co., 4.5%, 1/24/2022		1,532,000	1,574,418
JPMorgan Chase & Co., 2.95%, 10/01/2026		1,811,000	1,659,494
JPMorgan Chase & Co., 3.54% to 5/01/2027, FLR (LIBOR -3mo. + 1.38%) to 5/01/2028		1,187,000	1,119,174
JPMorgan Chase & Co., 4.26% to 2/22/2047, FLR (LIBOR -3mo. + 1.58%) to 2/22/2048		1,249,000	1,150,118
Morgan Stanley, 2.5%, 4/21/2021		860,000	837,905
Morgan Stanley, 5.5%, 7/28/2021		490,000	513,247
Morgan Stanley, 3.125%, 1/23/2023		1,982,000	1,917,988
Morgan Stanley, 2.625%, 3/09/2027	GBP	640,000	806,863
Morgan Stanley, 3.95%, 4/23/2027		$1,588,000	1,500,282
PNC Bank N.A., 2.6%, 7/21/2020		857,000	846,705
Sumitomo Mitsui Financial Group, Inc., 3.544%, 1/17/2028		1,996,000	1,895,129
UBS Group Funding (Jersey) Ltd., 1.5%, 11/30/2024	EUR	1,200,000	1,375,345
UBS Group Funding (Switzerland) AG, 2.859% to 8/15/2022, FLR (LIBOR - 3mo. + 0.954%) to 8/15/2023 (n)		$1,972,000	1,889,227
Wells Fargo & Co., 3.3%, 9/09/2024		500,000	479,458

			$41,811,654
Medical & Health Technology & Services - 0.5%
Becton, Dickinson and Co., 1.401%, 5/24/2023	EUR	1,400,000	$1,601,067
Becton, Dickinson and Co., 3.734%, 12/15/2024		$932,000	903,448
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		1,034,000	1,018,504
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		642,000	595,945
Northwell Healthcare, Inc., 3.979%, 11/01/2046		171,000	150,816
Northwell Healthcare, Inc., 4.26%, 11/01/2047		1,265,000	1,149,921
Thermo Fisher Scientific, Inc., 3%, 4/15/2023		1,872,000	1,804,197
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026		617,000	563,428
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027		1,983,000	1,828,742

			$9,616,068
Medical Equipment - 0.1%
Abbott Laboratories, 4.9%, 11/30/2046		$1,237,000	$1,274,594

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Metals & Mining - 0.1%
Cameco Corp., 5.67%, 9/02/2019	CAD	724,000	$561,673
Glencore Funding LLC, 3%, 10/27/2022 (n)		$1,485,000	1,420,022

			$1,981,695
Midstream - 0.3%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$685,000	$675,019
Dominion Gas Holdings LLC, 2.8%, 11/15/2020		1,716,000	1,693,692
MPLX LP, 4.5%, 4/15/2038		833,000	742,238
ONEOK, Inc., 4.95%, 7/13/2047		1,972,000	1,864,134
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028		1,376,000	1,309,306

			$6,284,389
Mortgage-Backed - 2.8%
Fannie Mae, 5.18%, 3/01/2019		$296,892	$297,225
Fannie Mae, 5%, 12/01/2020 - 8/01/2040		2,361,456	2,499,652
Fannie Mae, 4.5%, 3/01/2025 - 2/01/2046		10,183,690	10,545,703
Fannie Mae, 5.5%, 1/01/2037		32,598	34,950
Fannie Mae, 6%, 9/01/2037 - 6/01/2038		318,461	346,829
Fannie Mae, 4%, 11/01/2040 - 2/01/2041		4,874,172	4,911,510
Fannie Mae, 3.5%, 5/01/2043 - 1/01/2047		4,008,208	3,926,719
Freddie Mac, 5.085%, 3/25/2019		589,000	590,556
Freddie Mac, 1.883%, 5/25/2019		1,183,789	1,178,381
Freddie Mac, 3.32%, 7/25/2020		23,960	23,959
Freddie Mac, 3.064%, 8/25/2024		4,167,292	4,092,559
Freddie Mac, 3.243%, 4/25/2027		3,496,000	3,374,703
Freddie Mac, 3.117%, 6/25/2027		1,483,189	1,420,559
Freddie Mac, 3.194%, 7/25/2027		4,864,000	4,678,199
Freddie Mac, 3.244%, 8/25/2027		4,271,000	4,119,116
Freddie Mac, 3.187%, 9/25/2027		1,792,000	1,718,203
Freddie Mac, 3.286%, 11/25/2027		2,576,000	2,487,391
Freddie Mac, 3.35%, 1/25/2028		2,733,000	2,650,980
Freddie Mac, 5.5%, 7/01/2037		65,994	70,941
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		3,035,451	3,145,210
Freddie Mac, 5%, 7/01/2041		1,535,449	1,630,065
Freddie Mac, 3.5%, 1/01/2047		2,652,430	2,588,905
Ginnie Mae, 5%, 5/15/2040		518,191	541,719
Ginnie Mae, 3.5%, 6/20/2043		1,434,307	1,416,943

			$58,290,977
Municipals - 0.1%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, 6%, 7/01/2027		$100,000	$103,526
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 4.65%, 8/15/2030		992,000	1,013,834

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Municipals - continued
Puerto Rico Electric Power Authority Rev., “PP”, 5%, 7/01/2022		$425,000	$427,915

			$1,545,275
Natural Gas - Distribution - 0.1%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$1,037,000	$967,014
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		1,440,000	1,391,400

			$2,358,414
Network & Telecom - 0.3%
AT&T, Inc., 4.75%, 5/15/2046		$983,000	$848,828
British Telecommunications PLC, 3.125%, 11/21/2031	GBP	700,000	870,179
Deutsche Telekom International Finance B.V., 1.5%, 4/03/2028	EUR	900,000	1,011,118
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026 (n)		$3,399,000	3,163,813

			$5,893,938
Oil Services - 0.1%
Schlumberger Ltd., 2.65%, 11/20/2022 (n)		$1,380,000	$1,330,486

Oils - 0.2%
Marathon Petroleum Corp., 3.4%, 12/15/2020		$524,000	$523,855
Marathon Petroleum Corp., 3.625%, 9/15/2024		1,138,000	1,109,047
Neste Oyj, 1.5%, 6/07/2024	EUR	1,100,000	1,263,487
Phillips 66, 4.875%, 11/15/2044		$750,000	727,740

			$3,624,129
Other Banks & Diversified Financials - 0.5%
Belfius Bank S.A., 3.125%, 5/11/2026	EUR	600,000	$700,345
BPCE S.A., 5.25%, 4/16/2029	GBP	700,000	1,015,104
Citizens Bank N.A., 2.55%, 5/13/2021		$848,000	825,139
Citizens Financial Group, Inc., 2.375%, 7/28/2021		1,005,000	968,778
Deutsche Bank AG, 1.875%, 2/28/2020	GBP	800,000	1,016,278
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$300,000	290,029
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	550,000	743,670
Intesa Sanpaolo S.p.A., 2.125%, 8/30/2023	EUR	900,000	1,002,600
KBC Group N.V., 0.875%, 6/27/2023		700,000	791,872
Macquarie Group Ltd., 1.25%, 3/05/2025		700,000	765,473
UniCredit S.p.A., 1%, 1/18/2023		1,650,000	1,711,084

			$9,830,372

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - 0.1%
Bayer Capital Corp. B.V., 1.5%, 6/26/2026	EUR	1,000,000	$1,124,692
Celgene Corp., 2.875%, 8/15/2020		$2,203,000	2,178,689

			$3,303,381
Pollution Control - 0.1%
Republic Services, Inc., 3.95%, 5/15/2028		$1,249,000	$1,221,580

Real Estate - Apartment - 0.0%
Grand City Properties S.A., 1.375%, 8/03/2026	EUR	1,100,000	$1,182,312

Real Estate - Office - 0.2%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$669,000	$646,057
Merlin Properties SOCIMI S.A., REIT, 2.225%, 4/25/2023	EUR	1,650,000	1,942,144
Merlin Properties SOCIMI S.A., REIT, 1.875%, 11/02/2026		1,256,000	1,372,218

			$3,960,419
Retailers - 0.2%
Best Buy Co., Inc., 5.5%, 3/15/2021		$1,974,000	$2,047,468
Home Depot, Inc., 2.625%, 6/01/2022		1,400,000	1,366,797
Home Depot, Inc., 3%, 4/01/2026		916,000	867,881
Home Depot, Inc., 4.875%, 2/15/2044		500,000	526,508

			$4,808,654
Specialty Stores - 0.0%
Richemont International S.A., 1.5%, 3/26/2030	EUR	850,000	$961,199

Supermarkets - 0.1%
Esselunga S.p.A., 0.875%, 10/25/2023	EUR	750,000	$832,607
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	725,000	578,018

			$1,410,625
Supranational - 0.1%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	600,000	$429,177
International Bank for Reconstruction and Development, 4.25%, 6/24/2025		440,000	338,022
International Finance Corp., 3.25%, 7/22/2019		635,000	453,158

			$1,220,357
Telecommunications - Wireless - 0.2%
American Tower Corp., REIT, 3.5%, 1/31/2023		$502,000	$491,531
American Tower Corp., REIT, 4%, 6/01/2025		1,250,000	1,214,656
American Tower Corp., REIT, 1.95%, 5/22/2026	EUR	670,000	762,357
Crown Castle International Corp., 2.25%, 9/01/2021		$1,466,000	1,405,978

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Crown Castle International Corp., 3.7%, 6/15/2026		$515,000	$486,426
SBA Tower Trust, 2.898%, 10/15/2019 (n)		588,000	584,720

			$4,945,668
Telephone Services - 0.0%
TELUS Corp., 5.05%, 7/23/2020	CAD	734,000	$576,434

Tobacco - 0.1%
B.A.T. International Finance PLC, 0.875%, 10/13/2023	EUR	750,000	$840,043
Imperial Brands Finance PLC, 1.375%, 1/27/2025		550,000	613,840

			$1,453,883
Transportation - Services - 0.2%
Autostrade per l’Italia S.p.A., 6.25%, 6/09/2022	GBP	625,000	$847,856
Compagnie Financiere et Industrielle des Autoroutes S.A., 0.75%, 9/09/2028	EUR	900,000	957,201
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$627,000	765,949
Heathrow Funding Ltd., 1.875%, 7/12/2032	EUR	700,000	781,956
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	375,000	581,004
Transurban Finance Co., 1.75%, 3/29/2028	EUR	1,050,000	1,179,023

			$5,112,989
U.S. Government Agencies and Equivalents - 0.0%
Small Business Administration, 5.09%, 10/01/2025		$15,546	$15,829
Small Business Administration, 5.21%, 1/01/2026		229,524	234,346
Small Business Administration, 5.31%, 5/01/2027		142,374	146,488
Small Business Administration, 2.22%, 3/01/2033		719,087	678,941

			$1,075,604
U.S. Treasury Obligations - 10.3%
U.S. Treasury Bonds, 4.5%, 2/15/2036		$3,814,000	$4,441,075
U.S. Treasury Bonds, 3.5%, 2/15/2039		3,462,000	3,555,582
U.S. Treasury Bonds, 4.5%, 8/15/2039 (f)		10,341,600	12,146,532
U.S. Treasury Bonds, 3.625%, 2/15/2044		15,162,000	15,737,682
U.S. Treasury Bonds, 3%, 5/15/2047		12,969,000	12,012,030
U.S. Treasury Bonds, 3%, 2/15/2048		1,173,400	1,085,074
U.S. Treasury Notes, 2%, 1/31/2020 (f)		18,287,000	18,111,988
U.S. Treasury Notes, 1.375%, 4/30/2020		48,993,000	47,949,985
U.S. Treasury Notes, 2.75%, 9/30/2020		3,784,000	3,775,131
U.S. Treasury Notes, 2%, 11/30/2022		7,250,000	6,979,824
U.S. Treasury Notes, 2.125%, 12/31/2022		6,040,000	5,838,038
U.S. Treasury Notes, 2.75%, 5/31/2023		4,759,200	4,713,653
U.S. Treasury Notes, 1.375%, 8/31/2023		6,212,000	5,763,086
U.S. Treasury Notes, 2.375%, 8/15/2024		7,834,400	7,558,666

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 2.125%, 9/30/2024		$9,139,000	$8,687,405
U.S. Treasury Notes, 2.875%, 5/31/2025		7,300,000	7,217,020
U.S. Treasury Notes, 2.25%, 11/15/2025		7,065,000	6,691,880
U.S. Treasury Notes, 2.75%, 2/15/2028		24,368,000	23,581,751
U.S. Treasury Notes, 2.875%, 5/15/2028		21,480,000	20,988,309

			$216,834,711
Utilities - Electric Power - 0.9%
Duke Energy Corp., 2.65%, 9/01/2026		$1,361,000	$1,217,624
Duke Energy Florida LLC, 3.2%, 1/15/2027		2,500,000	2,375,787
Emera U.S. Finance LP, 2.7%, 6/15/2021		339,000	328,668
Emera U.S. Finance LP, 3.55%, 6/15/2026		387,000	358,697
Enel Finance International N.V., 5.625%, 8/14/2024	GBP	400,000	586,266
Enel Finance International N.V., 1.125%, 9/16/2026	EUR	1,200,000	1,268,387
Enel Finance International N.V., 3.5%, 4/06/2028 (z)		$875,000	735,301
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		456,000	379,411
Enersis Americas S.A., 4%, 10/25/2026		3,133,000	2,924,561
Exelon Corp., 3.497%, 6/01/2022		636,000	620,255
innogy Finance B.V., 1.625%, 5/30/2026	EUR	900,000	1,040,200
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	600,000	892,329
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027		$1,540,000	1,464,186
PPL Capital Funding, Inc., 5%, 3/15/2044		331,000	333,107
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		189,000	194,818
Public Service Enterprise Group, 2%, 11/15/2021		1,750,000	1,662,595
Virginia Electric & Power Co., 3.5%, 3/15/2027		2,000,000	1,939,768

			$18,321,960
Total Bonds (Identified Cost, $846,015,477)			$821,026,232

Preferred Stocks - 0.5%
Consumer Products - 0.5%
Henkel AG & Co. KGaA (Identified Cost, $5,334,569)		93,947	$10,276,988

Convertible Preferred Stocks - 0.1%
Utilities - Electric Power - 0.1%
CenterPoint Energy, Inc., 7%		18,844	$935,039
NextEra Energy, Inc., 6.123%		15,054	873,132
Total Convertible Preferred Stocks (Identified Cost, $1,790,944)			$1,808,171

Investment Companies (h) - 2.2%
Money Market Funds - 2.2%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $45,716,630)		45,724,144	$45,719,572

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.0%
Issuer	Shares/Par	Value ($)
JPMorgan U.S. Government Money Market Fund, 2.07% (j) (Identified Cost, $619,574)	619,574	$619,574

Other Assets, Less Liabilities - 0.4%		8,401,908
Net Assets - 100.0%		$2,096,958,628

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $45,719,572 and $2,042,837,148, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $55,633,491, representing 2.7% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.279% (LIBOR - 1mo. + 1%), 6/15/2028	6/14/16	$614,791	$616,501
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2029	4/09/18	2,569,000	2,560,003
Enel Finance International N.V., 3.5%, 4/06/2028	10/02/18	768,357	735,301
PT Perusahaan Listrik Negara, 2.875%, 10/25/2025	10/24/18	1,020,414	1,009,191
Total Restricted Securities			$4,920,996
% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
ZAR	South African Rand

Derivative Contracts at 10/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
IDR	35,037,357,000	USD	2,266,030	JPMorgan Chase Bank N.A.	2/04/2019	$8,315
RUB	23,855,000	USD	355,885	Barclays Bank PLC	11/07/2018	6,023
RUB	50,020,000	USD	717,215	JPMorgan Chase Bank N.A.	11/07/2018	41,647
USD	13,662,669	AUD	19,120,127	Deutsche Bank AG	1/11/2019	111,439
USD	221,890	AUD	311,000	Goldman Sachs International	1/11/2019	1,472
USD	6,486,641	AUD	9,097,089	JPMorgan Chase Bank N.A.	1/11/2019	39,156
USD	1,264,607	AUD	1,768,887	State Street Bank Corp.	1/11/2019	10,924
USD	611,356	CAD	793,000	Citibank N.A.	1/11/2019	8,054
USD	7,330,257	CAD	9,544,502	Citibank N.A.	1/14/2019	68,580
USD	13,386,158	CAD	17,414,723	Merrill Lynch International	1/11/2019	137,296
USD	514,581	DKK	3,358,000	Barclays Bank PLC	1/11/2019	1,110
USD	1,278,997	EUR	1,116,000	Barclays Bank PLC	1/11/2019	6,392
USD	857,937	EUR	750,000	Citibank N.A.	1/11/2019	2,692

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	7,290,056	EUR	6,359,670	Deutsche Bank AG	1/11/2019	$37,954
USD	24,448,175	EUR	20,939,691	Goldman Sachs International	1/11/2019	570,090
USD	3,565,365	EUR	3,069,058	Goldman Sachs International	1/14/2019	64,640
USD	4,689,275	EUR	4,036,000	UBS AG	1/11/2019	86,917
USD	1,865,038	GBP	1,421,056	Citibank N.A.	1/11/2019	41,583
USD	7,666,695	GBP	5,800,829	Deutsche Bank AG	1/11/2019	223,255
USD	681,113	JPY	76,138,000	Citibank N.A.	1/11/2019	1,919
USD	1,293,940	JPY	144,474,000	Goldman Sachs International	1/11/2019	5,151
USD	509,311	KRW	574,432,000	JPMorgan Chase Bank N.A.	11/16/2018	5,039
USD	5,041,027	NOK	41,473,180	Goldman Sachs International	1/11/2019	104,090
USD	20,886	ZAR	305,067	Deutsche Bank AG	1/11/2019	392

						$1,584,130

Liability Derivatives
AUD	6,267,656	USD	4,469,073	JPMorgan Chase Bank N.A.	1/11/2019	$(26,924)
CAD	9,005,017	USD	6,932,910	JPMorgan Chase Bank N.A.	1/11/2019	(82,027)
CHF	5,270,000	USD	5,394,014	Goldman Sachs International	1/11/2019	(121,269)
CZK	12,895,000	USD	582,886	JPMorgan Chase Bank N.A.	1/11/2019	(15,410)
DKK	19,214,598	USD	3,010,517	Citibank N.A.	1/11/2019	(72,420)
EUR	251,300	USD	290,191	Citibank N.A.	1/11/2019	(3,627)
EUR	4,137,319	USD	4,757,620	JPMorgan Chase Bank N.A.	1/11/2019	(39,725)
EUR	8,500,114	USD	9,979,219	JPMorgan Chase Bank N.A.	12/18/2018	(310,938)
EUR	5,193,915	USD	5,994,049	UBS AG	1/11/2019	(71,291)
GBP	322,293	USD	425,811	Brown Brothers Harriman	1/11/2019	(12,254)
IDR	35,037,357,000	USD	2,305,848	JPMorgan Chase Bank N.A.	11/05/2018	(1,896)
ILS	2,402,000	USD	665,954	Barclays Bank PLC	1/11/2019	(16,552)
JPY	8,700,635,412	USD	78,227,999	JPMorgan Chase Bank N.A.	1/11/2019	(613,450)
JPY	1,050,955,506	USD	9,434,062	UBS AG	1/11/2019	(58,950)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts – continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
KRW	5,363,620,000	USD	4,789,203	Barclays Bank PLC	11/16/2018	$(80,680)
KRW	7,581,836,000	USD	6,774,033	JPMorgan Chase Bank N.A.	11/16/2018	(118,219)
MXN	45,128,885	USD	2,370,115	Goldman Sachs International	1/11/2019	(174,726)
NOK	224,267,801	USD	27,553,966	Goldman Sachs International	1/11/2019	(857,292)
NZD	6,583,000	USD	4,325,979	Goldman Sachs International	1/11/2019	(26,743)
NZD	1,669,578	USD	1,093,263	NatWest Markets PLC	1/11/2019	(2,892)
PLN	5,974,803	USD	1,610,378	Morgan Stanley Capital
				Services, Inc.	1/11/2019	(49,843)
SEK	34,185,844	USD	3,846,323	JPMorgan Chase Bank N.A.	1/11/2019	(83,533)
SEK	77,237,000	USD	8,696,900	Merrill Lynch International	1/11/2019	(195,527)
SGD	2,292,000	USD	1,668,837	JPMorgan Chase Bank N.A.	1/11/2019	(11,550)
THB	93,457,750	USD	2,855,590	JPMorgan Chase Bank N.A.	11/13/2018	(32,768)
USD	2,302,514	IDR	35,037,357,000	JPMorgan Chase Bank N.A.	11/05/2018	(1,437)

						$(3,081,943)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Short	USD	180	$20,228,906	December - 2018	$152,904
U.S. Treasury Note Ultra 10 yr	Short	USD	296	37,032,375	December - 2018	769,319

						$922,223

Portfolio of Investments – continued

Futures Contracts - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	78	$11,612,290	December - 2018	$(24,406)
German Euro-Bund 10 yr	Short	EUR	51	9,257,443	December - 2018	(5,973)
German Euro-Buxl 30 yr	Short	EUR	22	4,408,047	December - 2018	(12,909)
U.S. Treasury Note 10 yr	Long	USD	3	355,313	December - 2018	(480)
U.S. Treasury Note 2 yr	Long	USD	259	54,559,969	December - 2018	(154,450)

						$(198,218)

At October 31, 2018, the fund had cash collateral of $1,590,000 and other liquid securities with an aggregate value of $858,772 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $605,583 of securities on loan (identified cost, $1,780,629,501)	$2,042,837,148
Investments in affiliated issuers, at value (identified cost, $45,716,630)	45,719,572
Foreign currency, at value (identified cost, $1,283,384)	1,283,285
Restricted cash for
Forward foreign currency exchange contracts	1,590,000
Receivables for
Forward foreign currency exchange contracts	1,584,130
Daily variation margin on open futures contracts	160,891
Investments sold	736,693
Fund shares sold	2,865,015
Interest and dividends	9,182,214
Receivable from investment adviser	44,451
Total assets	$2,106,003,399
Liabilities
Payable to custodian	$2,419
Payables for
Forward foreign currency exchange contracts	3,081,943
Investments purchased	1,015,428
Fund shares reacquired	2,989,219
Collateral for securities loaned, at value	619,574
Payable to affiliates
Shareholder servicing costs	951,738
Distribution and service fees	26,601
Payable for independent Trustees’ compensation	2,781
Deferred country tax expense payable	151,766
Accrued expenses and other liabilities	203,302
Total liabilities	$9,044,771
Net assets	$2,096,958,628
Net assets consist of
Paid-in capital	$1,818,989,624
Total distributable earnings (loss)	277,969,004
Net assets	$2,096,958,628
Shares of beneficial interest outstanding	123,706,202

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$731,699,016	42,981,430	$17.02
Class B	36,087,532	2,080,586	17.34
Class C	255,464,478	14,941,742	17.10
Class I	667,894,814	39,639,199	16.85
Class R1	2,351,801	138,183	17.02
Class R2	13,788,122	818,559	16.84
Class R3	18,794,818	1,107,236	16.97
Class R4	7,513,668	440,731	17.05
Class R6	363,364,379	21,558,536	16.85

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $18.06 [100 / 94.25 x $17.02]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$38,326,626
Interest	19,251,180
Dividends from affiliated issuers	1,848,954
Income on securities loaned	170,345
Foreign taxes withheld	(2,066,866)
Total investment income	$57,530,239
Expenses
Management fee	$16,597,941
Distribution and service fees	5,659,223
Shareholder servicing costs	2,001,738
Administrative services fee	334,491
Independent Trustees’ compensation	33,547
Custodian fee	288,090
Shareholder communications	135,657
Audit and tax fees	82,377
Legal fees	19,478
Miscellaneous	263,432
Total expenses	$25,415,974
Fees paid indirectly	(52,738)
Reduction of expenses by investment adviser and distributor	(1,339,602)
Net expenses	$24,023,634
Net investment income (loss)	$33,506,605
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $57,480 country tax)	$43,257,062
Affiliated issuers	(10,888)
Futures contracts	843,920
Forward foreign currency exchange contracts	(2,294,676)
Foreign currency	12,960
Net realized gain (loss)	$41,808,378
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $90,352 decrease in deferred country tax)	$(144,776,743)
Affiliated issuers	(3,503)
Futures contracts	655,564
Forward foreign currency exchange contracts	(681,611)
Translation of assets and liabilities in foreign currencies	(144,620)
Net unrealized gain (loss)	$(144,950,913)
Net realized and unrealized gain (loss)	$(103,142,535)
Change in net assets from operations	$(69,635,930)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/18	10/31/17
Change in net assets
From operations
Net investment income (loss)	$33,506,605	$26,366,538
Net realized gain (loss)	41,808,378	34,783,325
Net unrealized gain (loss)	(144,950,913)	166,794,702
Change in net assets from operations	$(69,635,930)	$227,944,565
Total distributions declared to shareholders (a)	$(63,697,258)	$(31,624,677)
Change in net assets from fund share transactions	$79,167,312	$64,972,378
Total change in net assets	$(54,165,876)	$261,292,266
Net assets
At beginning of period	2,151,124,504	1,889,832,238
At end of period (b)	$2,096,958,628	$2,151,124,504

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended October 31, 2017, distributions from net investment income were $31,624,677.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended October 31, 2017, end of period net assets included undistributed net investment income of $1,823,136.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$18.08	$16.42		$16.49	$16.80	$16.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.23	(c)	$0.26	$0.25	$0.32
Net realized and unrealized gain (loss)	(0.81)	1.70		0.40	(0.22)	0.55
Total from investment operations	$(0.54)	$1.93		$0.66	$0.03	$0.87
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.27)		$(0.11)	$(0.16)	$(0.32)
From net realized gain	(0.24)	—		(0.62)	(0.18)	(0.07)
Total distributions declared to shareholders	$(0.52)	$(0.27)		$(0.73)	$(0.34)	$(0.39)
Net asset value, end of period (x)	$17.02	$18.08		$16.42	$16.49	$16.80
Total return (%) (r)(s)(t)(x)	(3.12)	11.88	(c)	4.21	0.20	5.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.20	(c)	1.27	1.28	1.27
Expenses after expense reductions (f)	1.09	1.08	(c)	1.12	1.13	1.17
Net investment income (loss)	1.48	1.35	(c)	1.59	1.51	1.93
Portfolio turnover	52	41		36	54	23
Net assets at end of period (000 omitted)	$731,699	$781,298		$823,267	$802,412	$772,769

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$18.41	$16.73		$16.82	$17.21	$16.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.11	(c)	$0.14	$0.13	$0.20
Net realized and unrealized gain (loss)	(0.83)	1.74		0.40	(0.22)	0.57
Total from investment operations	$(0.70)	$1.85		$0.54	$(0.09)	$0.77
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.17)		$(0.01)	$(0.12)	$(0.19)
From net realized gain	(0.24)	—		(0.62)	(0.18)	(0.07)
Total distributions declared to shareholders	$(0.37)	$(0.17)		$(0.63)	$(0.30)	$(0.26)
Net asset value, end of period (x)	$17.34	$18.41		$16.73	$16.82	$17.21
Total return (%) (r)(s)(t)(x)	(3.90)	11.11	(c)	3.37	(0.53)	4.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.95	(c)	2.02	2.03	2.01
Expenses after expense reductions (f)	1.84	1.84	(c)	1.87	1.88	1.92
Net investment income (loss)	0.72	0.61	(c)	0.83	0.75	1.19
Portfolio turnover	52	41		36	54	23
Net assets at end of period (000 omitted)	$36,088	$48,598		$55,070	$60,197	$66,528

Class C	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$18.15	$16.51		$16.60	$17.00	$16.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.10	(c)	$0.14	$0.13	$0.20
Net realized and unrealized gain (loss)	(0.80)	1.71		0.40	(0.23)	0.57
Total from investment operations	$(0.67)	$1.81		$0.54	$(0.10)	$0.77
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)		$(0.01)	$(0.12)	$(0.20)
From net realized gain	(0.24)	—		(0.62)	(0.18)	(0.07)
Total distributions declared to shareholders	$(0.38)	$(0.17)		$(0.63)	$(0.30)	$(0.27)
Net asset value, end of period (x)	$17.10	$18.15		$16.51	$16.60	$17.00
Total return (%) (r)(s)(t)(x)	(3.81)	11.03	(c)	3.44	(0.59)	4.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.95	(c)	2.02	2.03	2.02
Expenses after expense reductions (f)	1.84	1.84	(c)	1.87	1.88	1.92
Net investment income (loss)	0.72	0.60	(c)	0.84	0.75	1.17
Portfolio turnover	52	41		36	54	23
Net assets at end of period (000 omitted)	$255,464	$337,099		$359,421	$323,241	$308,269

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$17.91	$16.26		$16.34	$16.65	$16.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.28	(c)	$0.31	$0.29	$0.35
Net realized and unrealized gain (loss)	(0.81)	1.69		0.38	(0.22)	0.56
Total from investment operations	$(0.50)	$1.97		$0.69	$0.07	$0.91
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)		$(0.15)	$(0.20)	$(0.36)
From net realized gain	(0.24)	—		(0.62)	(0.18)	(0.07)
Total distributions declared to shareholders	$(0.56)	$(0.32)		$(0.77)	$(0.38)	$(0.43)
Net asset value, end of period (x)	$16.85	$17.91		$16.26	$16.34	$16.65
Total return (%) (r)(s)(t)(x)	(2.90)	12.22	(c)	4.45	0.45	5.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.95	(c)	1.01	1.03	1.02
Expenses after expense reductions (f)	0.84	0.84	(c)	0.87	0.88	0.92
Net investment income (loss)	1.75	1.64	(c)	1.92	1.75	2.14
Portfolio turnover	52	41		36	54	23
Net assets at end of period (000 omitted)	$667,895	$585,360		$494,880	$212,571	$193,307

Class R1	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$18.08	$16.44		$16.54	$16.93	$16.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.10	(c)	$0.13	$0.13	$0.20
Net realized and unrealized gain (loss)	(0.80)	1.71		0.40	(0.23)	0.56
Total from investment operations	$(0.68)	$1.81		$0.53	$(0.10)	$0.76
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)		$(0.01)	$(0.11)	$(0.20)
From net realized gain	(0.24)	—		(0.62)	(0.18)	(0.07)
Total distributions declared to shareholders	$(0.38)	$(0.17)		$(0.63)	$(0.29)	$(0.27)
Net asset value, end of period (x)	$17.02	$18.08		$16.44	$16.54	$16.93
Total return (%) (r)(s)(t)(x)	(3.84)	11.09	(c)	3.39	(0.55)	4.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.95	(c)	2.02	2.03	2.01
Expenses after expense reductions (f)	1.84	1.84	(c)	1.87	1.88	1.92
Net investment income (loss)	0.65	0.59	(c)	0.81	0.75	1.18
Portfolio turnover	52	41		36	54	23
Net assets at end of period (000 omitted)	$2,352	$2,578		$2,875	$3,195	$3,518

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$17.89	$16.26		$16.35	$16.68	$16.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.19	(c)	$0.23	$0.21	$0.28
Net realized and unrealized gain (loss)	(0.80)	1.68		0.38	(0.22)	0.55
Total from investment operations	$(0.58)	$1.87		$0.61	$(0.01)	$0.83
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)		$(0.08)	$(0.14)	$(0.28)
From net realized gain	(0.24)	—		(0.62)	(0.18)	(0.07)
Total distributions declared to shareholders	$(0.47)	$(0.24)		$(0.70)	$(0.32)	$(0.35)
Net asset value, end of period (x)	$16.84	$17.89		$16.26	$16.35	$16.68
Total return (%) (r)(s)(t)(x)	(3.37)	11.59	(c)	3.93	(0.03)	5.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.45	(c)	1.52	1.53	1.51
Expenses after expense reductions (f)	1.34	1.34	(c)	1.37	1.38	1.42
Net investment income (loss)	1.21	1.11	(c)	1.40	1.25	1.69
Portfolio turnover	52	41		36	54	23
Net assets at end of period (000 omitted)	$13,788	$21,141		$20,926	$11,577	$9,812

Class R3	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$18.03	$16.37		$16.44	$16.75	$16.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	(c)	$0.26	$0.25	$0.32
Net realized and unrealized gain (loss)	(0.80)	1.71		0.40	(0.22)	0.55
Total from investment operations	$(0.54)	$1.94		$0.66	$0.03	$0.87
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.28)		$(0.11)	$(0.16)	$(0.32)
From net realized gain	(0.24)	—		(0.62)	(0.18)	(0.07)
Total distributions declared to shareholders	$(0.52)	$(0.28)		$(0.73)	$(0.34)	$(0.39)
Net asset value, end of period (x)	$16.97	$18.03		$16.37	$16.44	$16.75
Total return (%) (r)(s)(t)(x)	(3.14)	11.94	(c)	4.23	0.19	5.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.20	(c)	1.27	1.27	1.27
Expenses after expense reductions (f)	1.09	1.09	(c)	1.12	1.13	1.17
Net investment income (loss)	1.47	1.35	(c)	1.62	1.50	1.93
Portfolio turnover	52	41		36	54	23
Net assets at end of period (000 omitted)	$18,795	$21,193		$15,157	$11,368	$13,576

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$18.11	$16.44		$16.51	$16.82	$16.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.27	(c)	$0.29	$0.29	$0.36
Net realized and unrealized gain (loss)	(0.81)	1.72		0.41	(0.22)	0.56
Total from investment operations	$(0.50)	$1.99		$0.70	$0.07	$0.92
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)		$(0.15)	$(0.20)	$(0.36)
From net realized gain	(0.24)	—		(0.62)	(0.18)	(0.07)
Total distributions declared to shareholders	$(0.56)	$(0.32)		$(0.77)	$(0.38)	$(0.43)
Net asset value, end of period (x)	$17.05	$18.11		$16.44	$16.51	$16.82
Total return (%) (r)(s)(t)(x)	(2.87)	12.20	(c)	4.45	0.45	5.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.95	(c)	1.02	1.03	1.02
Expenses after expense reductions (f)	0.84	0.84	(c)	0.87	0.88	0.92
Net investment income (loss)	1.71	1.59	(c)	1.79	1.73	2.14
Portfolio turnover	52	41		36	54	23
Net assets at end of period (000 omitted)	$7,514	$6,063		$7,629	$10,758	$10,042

Class R6	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$17.91	$16.26		$16.34	$16.65	$16.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.28	(c)	$0.31	$0.30	$0.37
Net realized and unrealized gain (loss)	(0.81)	1.70		0.40	(0.21)	0.55
Total from investment operations	$(0.48)	$1.98		$0.71	$0.09	$0.92
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.33)		$(0.17)	$(0.22)	$(0.38)
From net realized gain	(0.24)	—		(0.62)	(0.18)	(0.07)
Total distributions declared to shareholders	$(0.58)	$(0.33)		$(0.79)	$(0.40)	$(0.45)
Net asset value, end of period (x)	$16.85	$17.91		$16.26	$16.34	$16.65
Total return (%) (r)(s)(t)(x)	(2.82)	12.33	(c)	4.54	0.56	5.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.84	(c)	0.92	0.93	0.93
Expenses after expense reductions (f)	0.75	0.74	(c)	0.77	0.78	0.83
Net investment income (loss)	1.83	1.63	(c)	1.96	1.85	2.25
Portfolio turnover	52	41		36	54	23
Net assets at end of period (000 omitted)	$363,364	$347,795		$110,608	$85,585	$74,972

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify

Notes to Financial Statements – continued

an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and

Notes to Financial Statements – continued

other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$675,789,759	$—	$—	$675,789,759
Switzerland	107,786,928	—	—	107,786,928
Japan	—	84,945,094	—	84,945,094
United Kingdom	71,696,748	—	—	71,696,748
France	59,389,705	—	—	59,389,705
Canada	47,643,160	—	—	47,643,160
Germany	37,065,657	—	—	37,065,657
Netherlands	28,138,694	—	—	28,138,694
Taiwan	27,761,375	—	—	27,761,375
Other Countries	50,890,017	30,084,205	—	80,974,222
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	217,910,315	—	217,910,315
Non-U.S. Sovereign Debt	—	287,657,603	—	287,657,603
Municipal Bonds	—	1,545,275	—	1,545,275
U.S. Corporate Bonds	—	121,412,378	—	121,412,378
Residential Mortgage-Backed Securities	—	58,290,977	—	58,290,977
Commercial Mortgage-Backed Securities	—	11,059,365	—	11,059,365
Asset-Backed Securities (including CDOs)	—	18,534,546	—	18,534,546
Foreign Bonds	—	104,615,773	—	104,615,773
Mutual Funds	46,339,146	—	—	46,339,146
Total	$1,152,501,189	$936,055,531	$—	$2,088,556,720

Other Financial Instruments
Futures Contracts – Assets	$922,223	$—	$—	$922,223
Futures Contracts – Liabilities	(198,218)	—	—	(198,218)
Forward Foreign Currency
Exchange Contracts – Assets	—	1,584,130	—	1,584,130
Forward Foreign Currency
Exchange Contracts – Liabilities	—	(3,081,943)	—	(3,081,943)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$922,223	$(198,218)
Foreign Exchange	Forward Foreign Currency Exchange	1,584,130	(3,081,943)
Total		$2,506,353	$(3,280,161)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$843,920	$—	$—
Foreign Exchange	—	(2,294,676)	—
Equity	—	—	(125,875)
Total	$843,920	$(2,294,676)	$(125,875)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$655,564	$—
Foreign Exchange	—	(681,611)
Total	$655,564	$(681,611)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified

Notes to Financial Statements – continued

period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter

Notes to Financial Statements – continued

into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $605,583. The fair value of the fund’s investment securities on loan and a related liability of $619,574 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On

Notes to Financial Statements – continued

loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/18	Year ended 10/31/17
Ordinary income (including any short-term capital gains)	$32,594,612	$31,624,677
Long-term capital gains	31,102,646	—
Total distributions	$63,697,258	$31,624,677

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/18
Cost of investments	$1,843,405,888
Gross appreciation	310,937,592
Gross depreciation	(66,560,568)
Net unrealized appreciation (depreciation)	$244,377,024
Undistributed long-term capital gain	33,180,323
Other temporary differences	411,657

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares, respectively, approximately ten years after

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 10/31/18	Year ended 10/31/17	Year ended 10/31/18	Year ended 10/31/17
Class A	$12,063,238	$12,539,744	$10,187,177	$—
Class B	303,531	503,420	608,436	—
Class C	2,291,285	3,430,157	4,409,043	—
Class I	12,502,684	10,594,750	8,175,407	—
Class R1	15,115	27,145	31,776	—
Class R2	213,633	304,116	253,835	—
Class R3	291,146	314,856	272,032	—
Class R4	120,926	102,552	66,180	—
Class R6	7,180,536	3,807,937	4,711,278	—
Total	$34,982,094	$31,624,677	$28,715,164	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	0.84%
In excess of $500 million and up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2018, this management fee reduction amounted to $208,595, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.09%	1.84%	1.84%	0.84%	1.84%	1.34%	1.09%	0.84%	0.78%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2020. For the year ended October 31, 2018, this reduction amounted to $1,110,956, which is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $219,033 for the year ended October 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,950,393
Class B	0.75%	0.25%	1.00%	1.00%	435,772
Class C	0.75%	0.25%	1.00%	1.00%	3,119,216
Class R1	0.75%	0.25%	1.00%	1.00%	20,487
Class R2	0.25%	0.25%	0.50%	0.50%	84,928
Class R3	—	0.25%	0.25%	0.25%	48,427
Total Distribution and Service Fees					$5,659,223

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2018, this rebate amounted to $18,811, $193, $1,041, and $6 for Class A, Class B, Class C, and Class R1, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2018, were as follows:

Amount
Class A	$11,299
Class B	47,079
Class C	31,630

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2018, the fee was $176,026, which equated to 0.0079% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,825,712.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.0150% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $996 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $2,739 at October 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2018, the fee paid by the fund under this agreement was $3,692 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

On March 16, 2017, MFS redeemed 8,930 shares of Class I for an aggregate amount of $149,517.

On September 20, 2017, MFS redeemed 7,585 shares of Class I for an aggregate amount of $134,165.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $694,800 and $1,078,930, respectively. The sales transactions resulted in net realized gains (losses) of $37,752.

(4) Portfolio Securities

For the year ended October 31, 2018, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$332,939,813	$144,321,307
Non-U.S. Government securities	$978,676,309	$942,519,153

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,655,177	$137,643,105	7,763,917	$132,890,885
Class B	172,706	3,178,519	223,540	3,869,939
Class C	2,462,634	44,793,638	3,086,641	53,182,234
Class I	14,331,061	256,048,617	20,906,158	350,758,949
Class R1	93,172	1,651,598	17,317	294,335
Class R2	275,535	4,924,415	504,925	8,433,502
Class R3	342,806	6,080,609	629,402	10,626,694
Class R4	273,422	4,894,903	204,120	3,452,000
Class R6	5,283,105	94,303,397	16,198,131	272,368,850
	30,889,618	$553,518,801	49,534,151	$835,877,388

Notes to Financial Statements – continued

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,157,923	$20,709,343	689,176	$11,743,380
Class B	44,425	812,206	25,231	436,395
Class C	314,403	5,668,272	161,441	2,757,937
Class I	985,503	17,423,658	533,171	9,041,542
Class R1	2,607	46,891	1,598	27,145
Class R2	9,199	163,102	5,950	99,924
Class R3	31,535	563,178	18,444	314,856
Class R4	10,476	186,946	5,196	89,626
Class R6	639,171	11,307,672	204,030	3,510,231
	3,195,242	$56,881,268	1,644,237	$28,021,036

Shares reacquired
Class A	(9,037,037)	$(162,259,764)	(15,392,309)	$(259,994,617)
Class B	(776,912)	(14,236,975)	(899,951)	(15,693,848)
Class C	(6,404,461)	(115,151,235)	(6,452,912)	(110,635,593)
Class I	(8,369,881)	(147,934,160)	(19,181,824)	(324,719,762)
Class R1	(100,172)	(1,790,775)	(51,195)	(852,750)
Class R2	(647,660)	(11,598,807)	(616,540)	(10,479,472)
Class R3	(442,425)	(7,918,900)	(398,173)	(6,824,389)
Class R4	(177,994)	(3,236,446)	(338,578)	(5,552,425)
Class R6	(3,782,655)	(67,105,695)	(3,784,794)	(64,173,190)
	(29,739,197)	$(531,232,757)	(47,116,276)	$(798,926,046)

Net change
Class A	(223,937)	$(3,907,316)	(6,939,216)	$(115,360,352)
Class B	(559,781)	(10,246,250)	(651,180)	(11,387,514)
Class C	(3,627,424)	(64,689,325)	(3,204,830)	(54,695,422)
Class I	6,946,683	125,538,115	2,257,505	35,080,729
Class R1	(4,393)	(92,286)	(32,280)	(531,270)
Class R2	(362,926)	(6,511,290)	(105,665)	(1,946,046)
Class R3	(68,084)	(1,275,113)	249,673	4,117,161
Class R4	105,904	1,845,403	(129,262)	(2,010,799)
Class R6	2,139,621	38,505,374	12,617,367	211,705,891
	4,345,663	$79,167,312	4,062,112	$64,972,378

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings,

Notes to Financial Statements – continued

generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended October 31, 2018, the fund’s commitment fee and interest expense were $13,178 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		222,231,761	468,901,120	(645,408,737)	45,724,144

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(10,888)	$(3,503)	$—	$1,848,954	$45,719,572

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global Total Return Fund and the Board of Trustees of MFS Series Trust VI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others. Our audits also included evaluating the

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 14, 2018

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the

Trustees and Officers – continued

terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Nevin Chitkara Pilar Gomez-Bravo Steven Gorham Vipin Narula Robert Persons Jonathan Sage Robert Spector Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2017, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2017, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation

Board Review of Investment Advisory Agreement – continued

for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million, $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $40,027,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 53.59% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

October 31, 2018

MFS® Utilities Fund

MMU-ANN

MFS® Utilities Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction, and geopolitical uncertainty have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, equity markets in the United States have outperformed most international markets on a relative basis, though returns have been modest year to date on an absolute basis. Global economic growth has become less synchronized over the past few months, with Europe, China, and some emerging markets having shown signs of slowing growth while U.S. growth has remained above average.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains fairly accommodative around the world, with many central banks taking only tentative steps toward tighter policies.

U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. The split result of the U.S. midterm congressional elections suggests meaningful further U.S. fiscal stimulus is less likely than if the Republicans had maintained control of both houses of Congress. Globally, inflation remains largely subdued, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — NAFTA has been replaced with a new agreement between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

December 14, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Exelon Corp.	5.5%
NextEra Energy, Inc.	4.8%
EDP Renovaveis S.A.	4.8%
PPL Corp.	3.2%
American Electric Power Co., Inc.	3.1%
Duke Energy Corp.	2.7%
Enterprise Products Partnership LP	2.4%
American Tower Corp., REIT	2.4%
NRG Energy, Inc.	2.4%
Comcast Corp., “A”	2.4%

Top five industries (i)
Utilities – Electric Power	61.2%
Natural Gas – Pipeline	12.8%
Telephone Services	6.6%
Telecommunications – Wireless	5.6%
Cable TV	4.7%

Issuer country weightings (i)(x)
United States	67.9%
Canada	6.0%
Portugal	5.6%
Spain	3.3%
Sweden	2.8%
Italy	2.1%
United Kingdom	1.7%
China	1.5%
Brazil	1.5%
Other Countries	7.6%

(i)

For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

2

Portfolio Composition – continued

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2018, Class A shares of the MFS Utilities Fund (“fund”) provided a total return of 0.98%, at net asset value. This compares with a return of 7.35% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 1.00% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to eight since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight, particularly in US high yield corporates. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased at the end of the period amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

Detractors from Performance

The fund’s underweight position in the water utilities industry detracted from performance relative to the Standard & Poor’s 500 Utilities Index. However, there were no individual stocks within this industry that were among the fund’s largest relative detractors during the period.

4

Management Review – continued

The fund’s out-of-benchmark exposure to the cable TV industry held back relative results, led by the fund’s position in US cable company Altice USA (b). The share price of Altice USA declined throughout the period as the stock was weighed down by concerns over parent company Altice N.V.’s European operations, as well as the continuing cord-cutting trend in the US.

The fund’s position in the energy – independent industry further weighed on relative results. Here, holding shares of midstream energy assets provider Western Gas Equity Partners (b) hindered relative performance. The share price of Western Gas Equity Partners declined after the company’s earnings came in below consensus estimates which, combined with negative sentiment related to a ballot initiative in Colorado, weighed on the share price levels.

Individual securities that further held back relative performance included the fund’s underweight positions in electricity provider NextEra Energy, power provider FirstEnergy and electricity and natural gas provider Public Service Enterprise Group. NextEra was one of the fund’s top holdings during the reporting period and performed strongly throughout the year but, due to our limitations on position size, we were unable to hold as much weight as the index and, therefore, this stock was among the fund’s largest detractors. Additionally, the fund’s holdings of natural gas transmission company EQM Midstream Partners (b), electricity and gas distributor Enel (b) (Italy), energy infrastructure company TransCanada (b), natural gas transmission and distributor Enbridge (b) and electricity services provider Scottish & Southern Energy (b)(h) also dampened relative returns. The share price of TransCanada and Enbridge suffered from balance sheet and regulatory concerns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Strong stock selection in the electric power industry contributed to relative results. Within this industry, the fund’s underweight positions in electric services providers Dominion Energy, Southern Company (h) and Pacific Gas and Electric Company (PG&E), and an overweight position in power generation company NRG Energy, boosted relative returns. The share price of Dominion Energy was negatively affected by news of the Federal Energy Commission’s decision to no longer allow master limited partnerships (MLPs) to recover an income tax allowance for the cost of service rates. Additionally, not owning shares of energy products and services supplier Consolidated Edison, and holdings of renewable energy company EDP Renovaveis (b) (Portugal), also supported relative results. The share price of Consolidated Edison depreciated slightly following higher-than-expected capital expenditure and an additional issue of equity.

Elsewhere, holdings of natural gas services provider Cheniere Energy Inc. (b), natural gas and petrochemical products service provider Enterprise Products Partners (b), midstream oil and gas company Energy Transfer Partners (b) and Swedish cable company Com Hem (b) further aided relative results. The share price of Cheniere Energy grew as the

5

Management Review – continued

company reported earnings before interest, taxes, depreciation and amortization (EBITDA) and guidance figures well ahead of consensus estimates, primarily driven by higher revenue from its Liquid Natural Gas (LNG) sales and a strong commodity market environment.

Respectfully,

Portfolio Manager(s)

Claud Davis, Maura Shaughnessy, and J. Scott Walker

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	0.98%	4.60%	10.39%	N/A
B	9/07/93	0.22%	3.82%	9.57%	N/A
C	1/03/94	0.26%	3.82%	9.57%	N/A
I	1/02/97	1.27%	4.86%	10.67%	N/A
R1	4/01/05	0.23%	3.82%	9.57%	N/A
R2	10/31/03	0.77%	4.35%	10.12%	N/A
R3	4/01/05	0.97%	4.60%	10.39%	N/A
R4	4/01/05	1.27%	4.86%	10.66%	N/A
R6	6/01/12	1.36%	4.97%	N/A	9.05%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		7.35%	11.34%	13.24%	N/A
Standard & Poor’s 500 Utilities Index (f)		1.00%	10.65%	10.62%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(4.83)%	3.37%	9.74%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.71)%	3.50%	9.57%	N/A
C With CDSC (1% for 12 months) (v)		(0.72)%	3.82%	9.57%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

8

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2018 through October 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/18	Ending Account Value 10/31/18	Expenses Paid During Period (p) 5/01/18-10/31/18
A	Actual	0.97%	$1,000.00	$1,011.74	$4.92
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
B	Actual	1.73%	$1,000.00	$1,007.87	$8.76
	Hypothetical (h)	1.73%	$1,000.00	$1,016.48	$8.79
C	Actual	1.73%	$1,000.00	$1,007.88	$8.76
	Hypothetical (h)	1.73%	$1,000.00	$1,016.48	$8.79
I	Actual	0.73%	$1,000.00	$1,012.97	$3.70
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R1	Actual	1.73%	$1,000.00	$1,007.95	$8.76
	Hypothetical (h)	1.73%	$1,000.00	$1,016.48	$8.79
R2	Actual	1.23%	$1,000.00	$1,010.96	$6.23
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
R3	Actual	0.98%	$1,000.00	$1,011.73	$4.97
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
R4	Actual	0.73%	$1,000.00	$1,013.51	$3.70
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
R6	Actual	0.65%	$1,000.00	$1,013.89	$3.30
	Hypothetical (h)	0.65%	$1,000.00	$1,021.93	$3.31

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 93.1%
Issuer	Shares/Par	Value ($)
Cable TV - 4.7%
Altice USA, Inc.	2,881,788	$47,001,962
Charter Communications, Inc., “A” (a)	4,962	1,589,676
Comcast Corp., “A”	1,958,701	74,704,856
NOS, SGPS, S.A.	4,497,619	25,267,371

		$148,563,865
Energy - Independent - 2.1%
Enable Midstream Partners LP	780,852	$11,533,184
Targa Resources Corp.	401,678	20,754,702
Western Gas Equity Partners LP	1,140,430	32,798,767

		$65,086,653
Natural Gas - Distribution - 3.4%
China Resources Gas Group Ltd.	10,120,000	$38,846,917
NiSource, Inc.	448,020	11,361,787
Sempra Energy	506,091	55,730,741

		$105,939,445
Natural Gas - Pipeline - 12.8%
APA Group	2,017,845	$13,739,125
Cheniere Energy, Inc. (a)	898,539	54,280,741
Enbridge, Inc.	1,905,638	59,378,838
Energy Transfer LP	1,313,786	20,416,228
Enterprise Products Partners LP	2,828,882	75,870,615
EQM Midstream Partners LP	934,753	42,914,510
Plains All American Pipeline LP	1,141,447	24,849,301
TransCanada Corp.	1,647,919	62,138,858
Williams Cos., Inc.	2,022,931	49,217,911

		$402,806,127
Pollution Control - 0.2%
Covanta Holding Corp.	408,086	$5,994,783

Telecommunications - Wireless - 5.6%
Advanced Info Service PLC	2,937,200	$17,144,742
American Tower Corp., REIT	484,540	75,496,177
Cellnex Telecom S.A.U.	1,481,271	36,927,531
KDDI Corp.	646,400	16,085,009
Millicom International Cellular S.A. SDR	249,237	14,080,802
Mobile TeleSystems PJSC, ADR	2,165,746	17,347,626

		$177,081,887

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 6.6%
Com Hem Holding AB	4,687,839	$73,151,834
France Telecom	1,810,961	28,347,375
Hellenic Telecommunications Organization S.A.	2,237,976	24,968,208
PT XL Axiata Tbk (a)	75,827,725	13,068,156
Royal KPN N.V.	10,053,398	26,599,987
Telesites S.A.B. de C.V. (a)	11,182,100	6,897,553
TELUS Corp.	973,977	33,352,488

		$206,385,601
Utilities - Electric Power - 56.9%
AES Corp.	2,387,865	$34,815,072
American Electric Power Co., Inc.	1,346,243	98,760,387
Avangrid, Inc.	443,952	20,870,184
CenterPoint Energy, Inc.	2,621,690	70,811,847
China Longyuan Electric Power Group Corp.	12,897,000	9,857,921
Clearway Energy, Inc.	1,401,382	27,214,838
Clearway Energy, Inc.	358,575	7,031,656
CMS Energy Corp.	229,894	11,384,351
Dominion Energy, Inc.	292,519	20,891,707
Duke Energy Corp.	1,026,769	84,841,922
E.ON AG	1,598,518	15,491,163
Edison International	868,345	60,254,460
EDP Renovaveis S.A.	16,827,371	151,332,596
Emera, Inc.	1,049,165	32,372,731
Enel S.p.A	13,326,380	65,417,932
Enersis Americas S.A., ADR	1,670,006	13,159,647
Engie Brasil Energia S.A.	1,503,700	16,081,489
Entergy Corp.	851,376	71,473,015
Equatorial Energia S.A.	306,200	5,594,126
Evergy, Inc.	879,366	49,235,702
Eversource Energy	266,745	16,874,289
Exelon Corp.	3,935,596	172,418,461
FirstEnergy Corp.	42,472	1,583,356
Iberdrola S.A.	9,420,469	66,752,106
NextEra Energy Partners LP	987,016	44,938,838
NextEra Energy, Inc.	878,226	151,493,985
NRG Energy, Inc.	2,086,023	75,493,172
NTPC Ltd.	7,064,315	15,252,118
PG&E Corp. (a)	1,258,332	58,902,521
PPL Corp.	3,330,614	101,250,666
Public Service Enterprise Group, Inc.	1,281,947	68,494,428
RWE AG	1,513,267	29,515,111
SSE PLC	3,737,815	54,537,161

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Vistra Energy Corp. (a)	2,293,980	$51,912,767
Xcel Energy, Inc.	152,913	7,494,266

		$1,783,805,991
Utilities - Water - 0.8%
Companhia de Saneamento Basico do Estado de Sao Paulo	3,374,500	$25,343,887
Total Common Stocks (Identified Cost, $2,492,361,630)		$2,921,008,239

Convertible Preferred Stocks - 4.6%
Natural Gas - Distribution - 1.3%
Sempra Energy, 6%	161,181	$15,982,708
Sempra Energy, 6.75%	153,825	15,337,891
South Jersey Industries, Inc., 7.25%	176,426	8,870,699

		$40,191,298
Utilities - Electric Power - 3.3%
CenterPoint Energy, Inc., 7%	166,747	$8,273,986
Dominion Energy, Inc., 6.75%	694,186	33,286,218
NextEra Energy, Inc., 6.123%	760,881	44,131,098
Vistra Energy Corp., 7%	195,621	17,948,227

		$103,639,529
Total Convertible Preferred Stocks (Identified Cost, $138,181,404)		$143,830,827

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $63,836,640)	63,843,237	$63,836,853

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.1%
Utilities - Electric Power - 0.1%
PG&E Corp. - December 2018 @ $46 (Premiums Paid, $4,364,890)	Call	Goldman Sachs International	$55,221,757	11,797	$3,244,175

Other Assets, Less Liabilities - 0.2%					5,341,680
Net Assets - 100.0%					$3,137,261,774

(a)	Non-income producing security.

14

Portfolio of Investments – continued

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $63,836,853 and $3,068,083,241, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Derivative Contracts at 10/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	629,650	CAD	819,067	BNP Paribas S.A.	1/11/2019	$6,516
USD	246,987	CAD	322,380	Citibank N.A.	1/11/2019	1,725
USD	129,389,463	CAD	168,329,222	Merrill Lynch International	1/11/2019	1,327,096
USD	13,031,602	EUR	11,178,255	Deutsche Bank AG	1/11/2019	284,740
USD	7,113,320	EUR	6,099,415	HSBC Bank	1/11/2019	157,996
USD	202,680,689	EUR	173,476,004	JPMorgan Chase Bank N.A.	1/11/2019	4,861,388
USD	103,947,324	EUR	88,540,407	JPMorgan Chase Bank N.A.	12/18/2018	3,238,843
USD	7,727,307	EUR	6,622,422	Morgan Stanley Capital Services, Inc.	1/11/2019	175,583
USD	34,592,042	GBP	26,173,277	Deutsche Bank AG	1/11/2019	1,007,323

						$11,061,210

Liability Derivatives
EUR	1,554,471	USD	1,802,843	Citibank N.A.	1/11/2019	$(30,238)
USD	196,430	EUR	172,501	Goldman Sachs International	1/11/2019	(278)

						$(30,516)

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,634,907,924)	$3,068,083,241
Investments in affiliated issuers, at value (identified cost, $63,836,640)	63,836,853
Receivables for
Forward foreign currency exchange contracts	11,061,210
Investments sold	2,169,345
Fund shares sold	1,859,973
Dividends	7,294,999
Total assets	$3,154,305,621
Liabilities
Payable to custodian	$20
Payables for
Distributions	576,247
Forward foreign currency exchange contracts	30,516
Investments purchased	8,912,429
Fund shares reacquired	4,925,885
Payable to affiliates
Investment adviser	103,004
Shareholder servicing costs	1,757,107
Distribution and service fees	55,661
Payable for independent Trustees’ compensation	2,831
Deferred country tax expense payable	443,722
Accrued expenses and other liabilities	236,425
Total liabilities	$17,043,847
Net assets	$3,137,261,774
Net assets consist of
Paid-in capital	$2,643,107,427
Total distributable earnings (loss)	494,154,347
Net assets	$3,137,261,774
Shares of beneficial interest outstanding	156,220,428

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,706,955,884	84,994,369	$20.08
Class B	113,778,638	5,693,548	19.98
Class C	424,769,441	21,258,100	19.98
Class I	587,221,390	29,125,081	20.16
Class R1	6,452,887	323,616	19.94
Class R2	57,732,536	2,882,894	20.03
Class R3	72,490,086	3,611,338	20.07
Class R4	48,108,568	2,393,461	20.10
Class R6	119,752,344	5,938,021	20.17

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $21.31 [100 / 94.25 x $20.08]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$130,416,612
Dividends from affiliated issuers	871,769
Income on securities loaned	550,939
Other	207,494
Foreign taxes withheld	(5,403,910)
Total investment income	$126,642,904
Expenses
Management fee	$20,445,292
Distribution and service fees	11,714,854
Shareholder servicing costs	3,726,902
Administrative services fee	510,149
Independent Trustees’ compensation	36,658
Custodian fee	447,685
Shareholder communications	191,090
Audit and tax fees	78,655
Legal fees	27,238
Miscellaneous	243,608
Total expenses	$37,422,131
Fees paid indirectly	(141,045)
Reduction of expenses by investment adviser and distributor	(376,735)
Net expenses	$36,904,351
Net investment income (loss)	$89,738,553
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $335,896 country tax)	$28,313,417
Affiliated issuers	(12,801)
Forward foreign currency exchange contracts	17,819,792
Foreign currency	(184,397)
Net realized gain (loss)	$45,936,011
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $330,960 decrease in deferred country tax)	$(112,493,560)
Affiliated issuers	158
Forward foreign currency exchange contracts	3,381,828
Translation of assets and liabilities in foreign currencies	54,613
Net unrealized gain (loss)	$(109,056,961)
Net realized and unrealized gain (loss)	$(63,120,950)
Change in net assets from operations	$26,617,603

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/18	10/31/17
Change in net assets
From operations
Net investment income (loss)	$89,738,553	$101,277,739
Net realized gain (loss)	45,936,011	93,053,589
Net unrealized gain (loss)	(109,056,961)	345,232,054
Change in net assets from operations	$26,617,603	$539,563,382
Total distributions declared to shareholders (a)	$(95,278,043)	$(140,733,821)
Change in net assets from fund share transactions	$(627,026,866)	$(873,692,573)
Total change in net assets	$(695,687,306)	$(474,863,012)
Net assets
At beginning of period	3,832,949,080	4,307,812,092
At end of period (b)	$3,137,261,774	$3,832,949,080

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended October 31, 2017, distributions from net investment income were $140,733,821.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended October 31, 2017, end of period net assets included accumulated distributions in excess of net investment income of $11,450,288.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$20.46	$18.49		$19.25	$23.34	$21.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.51	(c)	$0.70	$0.45	$0.66
Net realized and unrealized gain (loss)	(0.35)	2.15		0.07	(2.73)	2.42
Total from investment operations	$0.20	$2.66		$0.77	$(2.28)	$3.08
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.69)		$(0.46)	$(0.47)	$(0.64)
From net realized gain	(0.08)	—		(1.07)	(1.34)	(0.90)
Total distributions declared to shareholders	$(0.58)	$(0.69)		$(1.53)	$(1.81)	$(1.54)
Net asset value, end of period (x)	$20.08	$20.46		$18.49	$19.25	$23.34
Total return (%) (r)(s)(t)(x)	0.98	14.73	(c)	4.91	(10.42)	14.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.01	(c)	1.00	0.99	0.97
Expenses after expense reductions (f)	0.99	1.01	(c)	0.99	0.99	0.97
Net investment income (loss)	2.70	2.64	(c)	3.85	2.10	2.97
Portfolio turnover	23	24		27	45	46
Net assets at end of period (000 omitted)	$1,706,956	$1,951,500		$2,431,147	$2,926,491	$3,597,063

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$20.36	$18.40		$19.16	$23.24	$21.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.36	(c)	$0.55	$0.28	$0.49
Net realized and unrealized gain (loss)	(0.35)	2.14		0.08	(2.71)	2.41
Total from investment operations	$0.04	$2.50		$0.63	$(2.43)	$2.90
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.54)		$(0.32)	$(0.31)	$(0.47)
From net realized gain	(0.08)	—		(1.07)	(1.34)	(0.90)
Total distributions declared to shareholders	$(0.42)	$(0.54)		$(1.39)	$(1.65)	$(1.37)
Net asset value, end of period (x)	$19.98	$20.36		$18.40	$19.16	$23.24
Total return (%) (r)(s)(t)(x)	0.22	13.87	(c)	4.15	(11.09)	14.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.76	(c)	1.75	1.74	1.72
Expenses after expense reductions (f)	1.74	1.76	(c)	1.75	1.74	1.72
Net investment income (loss)	1.94	1.89	(c)	3.05	1.34	2.23
Portfolio turnover	23	24		27	45	46
Net assets at end of period (000 omitted)	$113,779	$156,814		$198,512	$260,079	$332,141

Class C	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$20.36	$18.40		$19.16	$23.24	$21.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.36	(c)	$0.56	$0.29	$0.49
Net realized and unrealized gain (loss)	(0.34)	2.14		0.07	(2.72)	2.41
Total from investment operations	$0.04	$2.50		$0.63	$(2.43)	$2.90
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.54)		$(0.32)	$(0.31)	$(0.47)
From net realized gain	(0.08)	—		(1.07)	(1.34)	(0.90)
Total distributions declared to shareholders	$(0.42)	$(0.54)		$(1.39)	$(1.65)	$(1.37)
Net asset value, end of period (x)	$19.98	$20.36		$18.40	$19.16	$23.24
Total return (%) (r)(s)(t)(x)	0.21	13.87	(c)	4.15	(11.09)	14.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.76	(c)	1.75	1.74	1.72
Expenses after expense reductions (f)	1.74	1.76	(c)	1.75	1.74	1.72
Net investment income (loss)	1.91	1.90	(c)	3.09	1.35	2.21
Portfolio turnover	23	24		27	45	46
Net assets at end of period (000 omitted)	$424,769	$640,795		$757,086	$945,033	$1,145,572

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$20.54	$18.56		$19.31	$23.41	$21.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.56	(c)	$0.76	$0.50	$0.71
Net realized and unrealized gain (loss)	(0.35)	2.16		0.06	(2.73)	2.44
Total from investment operations	$0.25	$2.72		$0.82	$(2.23)	$3.15
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.74)		$(0.50)	$(0.53)	$(0.70)
From net realized gain	(0.08)	—		(1.07)	(1.34)	(0.90)
Total distributions declared to shareholders	$(0.63)	$(0.74)		$(1.57)	$(1.87)	$(1.60)
Net asset value, end of period (x)	$20.16	$20.54		$18.56	$19.31	$23.41
Total return (%) (r)(s)(t)(x)	1.22	15.02	(c)	5.20	(10.20)	15.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.76	(c)	0.75	0.74	0.72
Expenses after expense reductions (f)	0.74	0.76	(c)	0.75	0.74	0.72
Net investment income (loss)	2.93	2.86	(c)	4.18	2.33	3.14
Portfolio turnover	23	24		27	45	46
Net assets at end of period (000 omitted)	$587,221	$682,272		$508,566	$636,784	$864,695

Class R1	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$20.32	$18.37		$19.13	$23.21	$21.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.36	(c)	$0.56	$0.29	$0.49
Net realized and unrealized gain (loss)	(0.34)	2.13		0.08	(2.72)	2.41
Total from investment operations	$0.05	$2.49		$0.64	$(2.43)	$2.90
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.54)		$(0.33)	$(0.31)	$(0.47)
From net realized gain	(0.08)	—		(1.07)	(1.34)	(0.90)
Total distributions declared to shareholders	$(0.43)	$(0.54)		$(1.40)	$(1.65)	$(1.37)
Net asset value, end of period (x)	$19.94	$20.32		$18.37	$19.13	$23.21
Total return (%) (r)(s)(t)(x)	0.23	13.84	(c)	4.17	(11.11)	14.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.76	(c)	1.75	1.74	1.72
Expenses after expense reductions (f)	1.74	1.76	(c)	1.75	1.74	1.72
Net investment income (loss)	1.93	1.90	(c)	3.14	1.34	2.21
Portfolio turnover	23	24		27	45	46
Net assets at end of period (000 omitted)	$6,453	$7,623		$10,305	$10,865	$14,177

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$20.40	$18.44		$19.20	$23.29	$21.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.50	$0.46	(c)	$0.65	$0.39	$0.60
Net realized and unrealized gain (loss)	(0.35)	2.14		0.07	(2.72)	2.42
Total from investment operations	$0.15	$2.60		$0.72	$(2.33)	$3.02
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.64)		$(0.41)	$(0.42)	$(0.58)
From net realized gain	(0.08)	—		(1.07)	(1.34)	(0.90)
Total distributions declared to shareholders	$(0.52)	$(0.64)		$(1.48)	$(1.76)	$(1.48)
Net asset value, end of period (x)	$20.03	$20.40		$18.44	$19.20	$23.29
Total return (%) (r)(s)(t)(x)	0.77	14.42	(c)	4.66	(10.66)	14.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.26	(c)	1.25	1.24	1.22
Expenses after expense reductions (f)	1.24	1.26	(c)	1.25	1.24	1.22
Net investment income (loss)	2.46	2.39	(c)	3.61	1.84	2.69
Portfolio turnover	23	24		27	45	46
Net assets at end of period (000 omitted)	$57,733	$78,248		$92,123	$104,858	$137,813

Class R3	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$20.45	$18.48		$19.24	$23.33	$21.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	$0.51	(c)	$0.71	$0.45	$0.65
Net realized and unrealized gain (loss)	(0.35)	2.15		0.06	(2.73)	2.43
Total from investment operations	$0.20	$2.66		$0.77	$(2.28)	$3.08
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.69)		$(0.46)	$(0.47)	$(0.64)
From net realized gain	(0.08)	—		(1.07)	(1.34)	(0.90)
Total distributions declared to shareholders	$(0.58)	$(0.69)		$(1.53)	$(1.81)	$(1.54)
Net asset value, end of period (x)	$20.07	$20.45		$18.48	$19.24	$23.33
Total return (%) (r)(s)(t)(x)	0.97	14.74	(c)	4.91	(10.42)	15.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.01	(c)	0.99	0.99	0.97
Expenses after expense reductions (f)	0.99	1.01	(c)	0.99	0.99	0.97
Net investment income (loss)	2.71	2.64	(c)	3.91	2.09	2.93
Portfolio turnover	23	24		27	45	46
Net assets at end of period (000 omitted)	$72,490	$99,454		$128,051	$134,801	$177,562

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$20.48	$18.51		$19.26	$23.35	$21.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.61	$0.56	(c)	$0.74	$0.50	$0.71
Net realized and unrealized gain (loss)	(0.36)	2.15		0.08	(2.72)	2.43
Total from investment operations	$0.25	$2.71		$0.82	$(2.22)	$3.14
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.74)		$(0.50)	$(0.53)	$(0.70)
From net realized gain	(0.08)	—		(1.07)	(1.34)	(0.90)
Total distributions declared to shareholders	$(0.63)	$(0.74)		$(1.57)	$(1.87)	$(1.60)
Net asset value, end of period (x)	$20.10	$20.48		$18.51	$19.26	$23.35
Total return (%) (r)(s)(t)(x)	1.22	15.01	(c)	5.21	(10.19)	15.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.76	(c)	0.74	0.74	0.72
Expenses after expense reductions (f)	0.74	0.76	(c)	0.74	0.74	0.72
Net investment income (loss)	3.01	2.89	(c)	4.11	2.33	3.19
Portfolio turnover	23	24		27	45	46
Net assets at end of period (000 omitted)	$48,109	$79,612		$89,124	$100,251	$144,910

Class R6	Year ended
	10/31/18	10/31/17		10/31/16	10/31/15	10/31/14
Net asset value, beginning of period	$20.54	$18.56		$19.31	$23.42	$21.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.61	$0.57	(c)	$0.78	$0.53	$0.62
Net realized and unrealized gain (loss)	(0.34)	2.17		0.06	(2.75)	2.55
Total from investment operations	$0.27	$2.74		$0.84	$(2.22)	$3.17
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.76)		$(0.52)	$(0.55)	$(0.71)
From net realized gain	(0.08)	—		(1.07)	(1.34)	(0.90)
Total distributions declared to shareholders	$(0.64)	$(0.76)		$(1.59)	$(1.89)	$(1.61)
Net asset value, end of period (x)	$20.17	$20.54		$18.56	$19.31	$23.42
Total return (%) (r)(s)(t)(x)	1.36	15.13	(c)	5.30	(10.15)	15.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.66	(c)	0.65	0.63	0.63
Expenses after expense reductions (f)	0.65	0.66	(c)	0.65	0.63	0.63
Net investment income (loss)	3.02	2.93	(c)	4.31	2.48	2.71
Portfolio turnover	23	24		27	45	46
Net assets at end of period (000 omitted)	$119,752	$136,631		$92,898	$75,962	$50,344

See Notes to Financial Statements

24

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Utilities Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of

26

Notes to Financial Statements – continued

distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of

27

Notes to Financial Statements – continued

derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

28

Notes to Financial Statements – continued

such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,056,788,661	$3,244,175	$—	$2,060,032,836
Canada	187,242,915	—	—	187,242,915
Portugal	176,599,966	—	—	176,599,966
Spain	103,679,637	—	—	103,679,637
Sweden	87,232,636	—	—	87,232,636
Italy	65,417,932	—	—	65,417,932
United Kingdom	54,537,161	—	—	54,537,161
China	—	48,704,838	—	48,704,838
Brazil	47,019,501	—	—	47,019,501
Other Countries	207,791,685	29,824,134	—	237,615,819
Mutual Funds	63,836,853	—	—	63,836,853
Total	$3,050,146,947	$81,773,147	$—	$3,131,920,094

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$11,061,210	$—	$11,061,210
Forward Foreign Currency Exchange Contracts – Liabilities	—	(30,516)	—	(30,516)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty,

29

Notes to Financial Statements – continued

or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$11,061,210	$(30,516)
Equity	Purchased Equity Options	3,244,175	—
Total		$14,305,385	$(30,516)

(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2018 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$17,819,792

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2018 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Foreign Exchange	$3,381,828	$—
Equity	—	(1,120,715)
Total	$3,381,828	$(1,120,715)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a

30

Notes to Financial Statements – continued

reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may

31

Notes to Financial Statements – continued

enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend

32

Notes to Financial Statements – continued

and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

33

Notes to Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, partnership adjustments, and certain preferred stock treated as debt for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/18	Year ended 10/31/17
Ordinary income (including any short-term capital gains)	$80,663,527	$138,993,782
Long-term capital gains	14,614,516	1,740,039
Total distributions	$95,278,043	$140,733,821

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/18
Cost of investments	$2,803,433,424
Gross appreciation	558,353,805
Gross depreciation	(218,836,441)
Net unrealized appreciation (depreciation)	$339,517,364
Undistributed ordinary income	5,112,090
Undistributed long-term capital gain	48,454,379
Other temporary differences	101,070,514

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s

34

Notes to Financial Statements – continued

distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 10/31/18	Year ended 10/31/17	Year ended 10/31/18	Year ended 10/31/17
Class A	$44,202,727	$79,134,554	$7,417,599	$—
Class B	2,222,978	4,981,115	587,465	—
Class C	8,693,300	19,770,266	2,452,902	—
Class I	16,760,233	22,401,656	2,646,963	—
Class R1	118,807	254,278	29,705	—
Class R2	1,466,357	2,878,587	292,809	—
Class R3	2,028,682	3,906,930	368,744	—
Class R4	1,717,269	3,267,838	291,042	—
Class R6	3,453,175	4,138,597	527,286	—
Total	$80,663,528	$140,733,821	$14,614,515	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $3 billion	0.60%
In excess of $3 billion and up to $10 billion	0.55%
In excess of $10 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2018, this management fee reduction amounted to $320,746, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $163,725 for the year ended October 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

35

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,530,311
Class B	0.75%	0.25%	1.00%	1.00%	1,326,031
Class C	0.75%	0.25%	1.00%	1.00%	5,242,733
Class R1	0.75%	0.25%	1.00%	1.00%	69,452
Class R2	0.25%	0.25%	0.50%	0.50%	336,810
Class R3	—	0.25%	0.25%	0.25%	209,517
Total Distribution and Service Fees					$11,714,854

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2018, this rebate amounted to $52,652, $957, $2,097, $3, $174, and $106 for Class A, Class B, Class C, Class R1, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2018, were as follows:

Amount
Class A	$10,462
Class B	161,094
Class C	14,347

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2018, the fee was $499,679, which equated to 0.0145% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,227,223.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

36

Notes to Financial Statements – continued

services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2018 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,168 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $2,743 at October 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2018, the fee paid by the fund under this agreement was $5,449 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS redeemed 45,165 shares of Class I for an aggregate amount of $863,094.

On September 20, 2017, MFS redeemed 10,149 shares of Class I for an aggregate amount of $208,156.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2018, the fund

37

Notes to Financial Statements – continued

engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,678,507 and $3,459,800, respectively. The sales transactions resulted in net realized gains (losses) of $(233,600).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to October 31, 2018, this reimbursement amounted to $206,006, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended October 31, 2018, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $765,337,148 and $1,365,099,052, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,483,688	$190,923,340	9,957,655	$189,795,382
Class B	208,958	4,197,865	387,186	7,341,442
Class C	856,362	17,238,952	1,329,414	25,256,099
Class I	6,668,871	135,754,618	18,093,011	345,398,901
Class R1	59,022	1,188,822	98,187	1,849,298
Class R2	502,059	10,114,933	787,958	15,025,759
Class R3	611,162	12,401,462	1,003,786	19,101,338
Class R4	527,917	10,705,921	905,068	17,235,598
Class R6	1,154,462	23,517,533	4,026,494	77,262,344
	20,072,501	$406,043,446	36,588,759	$698,266,161

Shares issued to shareholders in reinvestment of distributions
Class A	2,421,915	$48,943,953	4,012,761	$75,432,404
Class B	121,582	2,442,900	231,671	4,306,157
Class C	501,289	10,062,344	916,802	17,068,040
Class I	826,466	16,764,866	1,005,791	19,227,860
Class R1	7,404	148,492	13,687	253,640
Class R2	83,253	1,677,013	146,369	2,743,012
Class R3	118,753	2,397,337	207,407	3,902,652
Class R4	94,765	1,915,500	163,143	3,084,349
Class R6	156,898	3,184,085	162,517	3,133,571
	4,332,325	$87,536,490	6,860,148	$129,151,685

38

Notes to Financial Statements – continued

	Year ended 10/31/18		Year ended 10/31/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(22,290,248)	$(450,202,107)	(50,064,656)	$(954,003,801)
Class B	(2,338,687)	(46,950,692)	(3,705,442)	(70,060,687)
Class C	(11,577,794)	(231,532,275)	(11,917,071)	(226,504,305)
Class I	(11,591,715)	(234,318,774)	(13,279,348)	(256,166,648)
Class R1	(117,933)	(2,367,556)	(297,873)	(5,619,517)
Class R2	(1,537,444)	(31,016,403)	(2,094,684)	(40,122,884)
Class R3	(1,981,885)	(40,147,444)	(3,276,213)	(61,756,043)
Class R4	(2,117,215)	(42,896,914)	(1,995,928)	(38,381,000)
Class R6	(2,024,550)	(41,174,637)	(2,541,837)	(48,495,534)
	(55,577,471)	$(1,120,606,802)	(89,173,052)	$(1,701,110,419)

Net change
Class A	(10,384,645)	$(210,334,814)	(36,094,240)	$(688,776,015)
Class B	(2,008,147)	(40,309,927)	(3,086,585)	(58,413,088)
Class C	(10,220,143)	(204,230,979)	(9,670,855)	(184,180,166)
Class I	(4,096,378)	(81,799,290)	5,819,454	108,460,113
Class R1	(51,507)	(1,030,242)	(185,999)	(3,516,579)
Class R2	(952,132)	(19,224,457)	(1,160,357)	(22,354,113)
Class R3	(1,251,970)	(25,348,645)	(2,065,020)	(38,752,053)
Class R4	(1,494,533)	(30,275,493)	(927,717)	(18,061,053)
Class R6	(713,190)	(14,473,019)	1,647,174	31,900,381
	(31,172,645)	$(627,026,866)	(45,724,145)	$(873,692,573)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended October 31, 2018, the fund’s commitment fee and interest expense were $19,867 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

39

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		82,914,516	630,567,313	(649,638,592)	63,843,237

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(12,801)	$158	$—	$871,769	$63,836,853

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Utilities Fund and the Board of Trustees of MFS Series Trust VI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the “Fund”) (one of the funds constituting MFS Series Trust VI (the “Trust”)), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VI) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

41

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 14, 2018

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the

46

Trustees and Officers – continued

terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Claud Davis
Maura Shaughnessy
J. Scott Walker

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

48

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

49

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $3 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

50

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

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PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $17,596,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 71.23% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2018 and 2017, audit fees billed to each Fund by E&Y were as follows:

	Audit Fees
	2018	2017
Fees billed by E&Y:
MFS Global Equity Fund	51,173	50,088
MFS Global Total Return Fund	59,702	58,434
MFS Utilities Fund	46,804	45,814

Total	157,679	154,336

For the fiscal years ended October 31, 2018 and 2017, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS Global Equity Fund	0	0	9,735	10,019	1,881	1,755
To MFS Global Total Return Fund	0	0	11,071	12,538	1,603	1,565
To MFS Utilities Fund	0	0	8,977	14,834	2,182	2,513
Total fees billed by E&Y To above Funds	0	0	29,783	37,391	5,666	5,833

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Equity Fund*	1,728,076	1,603,983	0	0	34,150	101,450
To MFS and MFS Related Entities of MFS Global Total Return Fund*	1,728,076	1,603,983	0	0	34,150	101,450
To MFS and MFS Related Entities of MFS Utilities Fund*	1,728,076	1,603,983	0	0	34,150	101,450

	Aggregate fees for non-audit services:
	2018	2017
Fees billed by E&Y:
To MFS Global Equity Fund, MFS and MFS Related Entities#	1,971,542	1,849,207
To MFS Global Total Return Fund, MFS and MFS Related Entities#	1,972,600	1,851,536
To MFS Utilities Fund, MFS and MFS Related Entities#	1,971,085	1,854,780

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1)

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST VI

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 14, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 14, 2018

*	Print name and title of each signing officer under his or her signature.